MORGAN GRENFELL INVESTMENT TRUST
                        No-Load Open-End Funds
                           885 Third Avenue
                       New York, New York 10022

                           December 19, 1995


      Morgan Grenfell Investment Trust (the "Trust") is an open-end management investment company consisting of a number of investment portfolios. This Prospectus offers the following diversified investment portfolios of the Trust:
Morgan Grenfell Fixed Income Fund, Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Large Cap Growth Fund (each a "Fund"). Information concerning investment portfolios of the Trust that focus on international investments is contained in a separate prospectus that may be obtained by calling 1-800-814-3401.

      The investment objective of Morgan Grenfell Fixed Income Fund and Morgan Grenfell Short-Term Fixed Income Fund is to seek a high level of income consistent with the preservation of capital. The investment objective of Morgan Grenfell Municipal Bond Fund and Morgan Grenfell Short-Term Municipal Bond Fund is to seek a high level of income exempt from federal income tax, consistent with the preservation of capital. The primary investment objective of the Morgan Grenfell Smaller Companies Fund and the Morgan Grenfell Large Cap Growth Fund (the "Equity Funds") is to maximize capital appreciation.

      Each Fund's primary investments are summarized below:

      Morgan Grenfell Fixed Income Fund invests primarily in U.S. dollar-denominated debt securities, including U.S. and non-U.S. government securities, corporate bonds and debentures, mortgage-backed and asset-backed securities and taxable municipal bonds, and repurchase agreements with respect to the foregoing. The Fund expects to maintain a dollar weighted average portfolio maturity of between five and ten years.

      Morgan Grenfell Municipal Bond Fund invests primarily in municipal debt securities that pay interest exempt from U.S. federal income tax. The Fund expects to maintain a dollar weighted average portfolio maturity of between five and ten years.

      Morgan Grenfell Short-Term Fixed Income Fund invests in the same types of securities as Morgan Grenfell Fixed Income Fund, but maintains a dollar weighted average portfolio maturity of no longer than three years.

      Morgan Grenfell Short-Term Municipal Bond Fund invests in the same types of securities as Morgan Grenfell Municipal Bond Fund, but maintains a dollar weighted average portfolio maturity of no longer than three years.

      Morgan Grenfell Smaller Companies Fund invests primarily in common stocks of small capitalization U.S. companies.

      Morgan Grenfell Large Cap Growth Fund invests primarily in equity and equity-related securities of large capitalization U.S. companies.

             ---------------------------------------------
                                            (continued on next page)

                              [continued]


      This Prospectus provides information about the Trust and each of the Funds that investors should know before investing in the Funds. Investors should carefully read this Prospectus and retain it for future reference. For investors seeking more detailed information, the Statement of Additional Information dated October 26, 1995, as amended or supplemented from time to time, is available upon request without charge by calling 1-800-814-3401 or by writing to SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission. Not all of the Funds are available in certain states. Please call 1-800-814-3401 to determine availability in a particular state.

              ---------------------------------------------------


      SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

             -----------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                            Page
                                                            ----
Expense Information                                          4
Financial Highlights                                         6
Introduction to the Funds                                    8
Risk Factors                                                 9
Investment Objectives and Policies                          10
Description of Securities and Investment Techniques
      and related Risks                                     15
Additional Investment Information                           25
Management of the Funds                                     27
Purchase of Shares                                          30
Redemption of Shares                                        33
Net Asset Value                                             35
Dividends, Distributions and Taxes                          35
Organization and Shares of the Trust                        38
Performance Information                                     39
Appendix A (Tax Certification Instructions)                 A-1

                                                      EXPENSE INFORMATION


                                                                         Short-Term    Short-Term  Smaller
                                            Fixed Income     Municipal   Fixed Income  Municipal   Companies   Large Cap
                                            Fund             Bond Fund   Fund          Bond Fund   Fund        Growth Fund
                                            ----             ---------   ----          ---------   ----        -----------

Shareholder Transaction Expense

Maximum Sales Charge
Imposed on Purchase......................... None            None        None          None        None        None

Maximum Sales Charge
Imposed on Reinvested
Dividends................................... None            None        None          None        None        None

Deferred Sales Charge
Imposed on Redemptions*..................... None            None        None          None        None        None

Exchange Fee................................ None            None        None          None        None        None

Annual Fund Operating Expenses (as a percentage of average net assets after reduction of advisory fee)

Advisory fees............................... 0.40%           0.40%       0.40%         0.40%       1.00%       0.75%

Administration fees**....................... 0.13%           0.13%       0.17%         0.17%       0.17%       0.17%

Other Expenses.............................. 0.16%           0.16%       0.31%         0.31%       0.31%       0.31%

Reduction of Advisory Fee by Adviser***.....(0.14%)         (0.14%)     (0.33%)       (0.33%)     (0.23%)     (0.23%)

Net Fund Operating Expenses................. 0.55%           0.55%       0.55%         0.55%       1.25%       1.00%
-----------------------------------------------------------------------------------------------------------------------------------


       *  A fee, currently $10 will be imposed  on redemptions by wire.
      ** Administration fees shown for Large Cap Growth Fund, Smaller Companies Fund, Short-Term Fixed Income Fund and Short-Term Municipal Bond Fund reflect the assumption that each such Fund will have average net assets no greater than $25 million for the fiscal year ending October 31, 1995. If the average net assets of any of these Funds exceeds $25 million for such year, then that Fund's administration fee rate will be lower (as a percentage of average net assets) than the rate shown above. Conversely, if any of these Fund's average net assets are lower than $25 million for such year, then that Fund's administrative fee will be higher than the rate shown above.
     *** The Adviser has agreed to reduce its advisory fee to the extent necessary to limit Fund Operating Expenses of each Fund, on an annualized basis, to the specified percentage of each Fund's assets shown in the above table as Net Fund Operating Expenses. The above table and the following Example reflect this voluntary agreement. In its sole discretion, the Adviser may terminate or modify this voluntary agreement at any time although the Adviser has no present intention of doing so. The purpose of the voluntary agreement is to enhance a Fund's total return during the period when, because of its smaller size, fixed expenses have a more significant impact on total return. If the Adviser's voluntary agreement was not in effect, the Fund Operating Expenses for each Fund would be as follows: Large Cap Growth Fund 1.23%, Smaller Companies Fund 1.48%, Fixed Income Fund 0.69%, Short-Term Fixed Income Fund 0.88%, Municipal Bond Fund 0.69%, and Short-Term Municipal Bond Fund 0.88%.

Example:

      Investors would pay the following expenses on a $1,0001 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:


                                     1 Year  3 Years  5 Years  10 Years
                                     ------  -------  -------  --------
Morgan Grenfell Fixed Income Fund      $6       $18      $31      $69
Morgan Grenfell Municipal Bond Fund    $6       $18      $31      $69

                                                1 Year      3 Years
                                                ------      -------
Morgan Grenfell Short-Term Fixed Income Fund      $ 6         $18
Morgan Grenfell Short-Term Municipal Bond Fund    $ 6         $18
Morgan Grenfell Smaller Companies Fund            $13         $40
Morgan Grenfell Large Cap Growth Fund             $10         $32


(1)     The  minimum  initial  investment   required  for  each  Fund  is
$250,000. Exchanges may be made in amounts as low as $50,000. See "Purchase of Shares--Exchange Privilege."

      The purpose of the Expense Information Table and Example is to assist investors in understanding the various direct and indirect costs and expenses that an investment in a Fund will bear. "Other Expenses" included in the Expense Information Table and Example for Morgan Grenfell Large Cap Growth Fund, Morgan Grenfell Smaller Companies Fund, Morgan Grenfell Short-Term Fixed Income Fund and Morgan Grenfell Short-Term Municipal Bond Fund are based on estimates for the current fiscal year ending October 31, 1995. "Other Expenses" for Morgan Grenfell Fixed Income Fund and Morgan Grenfell Municipal Bond Fund are based on expenses incurred by these two Funds during the fiscal year ended October 31, 1994. The Example assumes reinvestment of all dividends and distributions and that the percentage amounts listed in the Expense Information Table remain the same each year. If the Adviser were to discontinue its voluntary fee reductions, the expenses contained in the Example could increase.

      The Example is designed for information purposes only, and should not be considered a representation of future expenses or return for any Fund. Actual expenses and return vary from year to year and may be higher or lower than those shown. For further information regarding advisory and administration fees, and other expenses of the Funds, see "Management of the Funds."

                              FINANCIAL HIGHLIGHTS

      Selected unaudited data for an outstanding share of each of Morgan Grenfell Fixed Income Fund and Morgan Grenfell Municipal Bond Fund during the six-month period ended April 30, 1995 is set forth on the next page. This information should be read in conjunction with these Funds' unaudited semiannual financial statements as of April 30, 1995 and the notes thereto.

      Selected audited data for an outstanding share of each of these Funds is presented for periods prior to and ending October 31, 1994. This data has been audited by Arthur Anderson LLP, which served as these two Funds' independent public accountants during the periods for which audited data is presented, as indicated in their report dated December 14, 1994. This information should be read in conjunction with these Funds' audited financial statements as of October 31, 1994 and the notes thereto.

      Selected unaudited data for an outstanding share of each of Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund and Morgan Grenfell Smaller Companies Fund during the respective periods from their inception to July 31, 1995 (September 30, 1995 in the case of Morgan Grenfell Smaller Companies Fund) are also set forth on the next page. This information should be read in conjunction with the unaudited financial statements and notes thereto which appear in the Statement of Additional Information. The financial statements, notes and report referred to above are included in the Statement of Additional Information, which is available free of charge by calling 1-800-814-3401. No information is provided for the Morgan Grenfell Large Cap Growth Fund which had not commenced operations prior to June 30, 1995.

                              FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period
                                                                       Net
                                           Net Asset      Net       Realized    Distributions  Distributions
                                             Value    Investment       and        from Net     from Realized  Net Asset
                                           Beginning    Income     Unrealized    Investment       Capital     Value End    Total
                                   Year    of Period     Loss     Gains/Losses     Income          Gains      of Period   Return
                                   ----    ---------     ----     ------------     ------          -----      ---------   ------
------------------------------
Municipal Bond Fund
------------------------------
                                   1995*    $10.37      $ 0.30       $ 0.27       $(0.30)            --         $10.64    5.60%
                                   1994     $11.36      $ 0.60       $(0.61)      $(0.60)         $(0.38)       $10.37   (0.15)%
                                   1993     $10.56      $ 0.67       $ 0.84       $(0.67)         $(0.04)       $11.36   14.68%
                                   1992(1)  $10.00      $ 0.60       $ 0.56       $(0.60)            --         $10.56   13.42%(T)
------------------------------
Fixed Income Fund
------------------------------
                                   1995*    $ 9.93      $ 0.35       $ 0.24       $(0.35)            --         $10.17    6.08%
                                   1994     $10.95      $ 0.64       $(0.91)      $(0.64)         $(0.11)       $ 9.93   (2.58%)
                                   1993     $ 9.92      $ 0.64       $ 1.03       $(0.64)            --         $10.95   17.28%
                                   1992(2)  $10.00      $ 0.06       $(0.08)      $(0.06)            --         $ 9.92   (1.61)%(T)
------------------------------
Short-Term Municipal Bond Fund
------------------------------
                                   1995(3)  $10.00      $ 0.18       $ 0.05       $(0.18)            --         $10.05    2.35%
------------------------------
Short-Term Fixed Income Fund
------------------------------
                                   1995(4)  $10.00      $ 0.22       $  --        $(0.22)            --         $10.00    2.19%
------------------------------
Smaller Companies Fund
------------------------------
                                   1995(5)  $10.00      $ 0.04       $ 0.08          --              --         $10.84    8.40%
(continued)                                                                                      Ratio of Net
                                                                                    Ratio of      Investment
                                                                   Ratio of Net     Expenses     Income(Loss)
                                                     Ratio of       Investment     to Average     to Average
                                   Net Assets      Expenses to     Income(Loss)    Net Assets     Net Assets     Portfolio
                                     End of          Average        to Average     (Excluding     (Excluding      Turnover
                                  Period (000)     Net Assets      Net Assets      Waivers)        Waivers)       Rate
                                  ------------     -----------      ----------    ------------   --------------  ------------
------------------------------
Municipal Bond Fund
------------------------------
                                   $190,403            0.54%           5.80%          0.55%          5.79%           52%
                                   $165,677            0.54%           5.60%          0.67%          5.47%           94%
                                   $148,022            0.55%           5.94%          0.75%          5.74%          160%
                                   $ 94,700            0.55%           6.31%          0.79%          6.07%          143%
------------------------------
Fixed Income Fund
------------------------------
                                   $361,415            0.53%           7.08%          0.63%          6.98%          110%
                                   $239,556            0.54%           6.22%          0.66%          6.10%          251%
                                   $147,917            0.55%           6.01%          0.72%          5.84%          196%
                                   $ 25,528            0.55%           5.24%          1.66%          4.13%          148%
------------------------------
Short-Term Municipal Bond Fund
------------------------------
                                   $  3,702            0.52%           4.48%          3.77%          1.23%        42.57%
------------------------------
Short-Term Fixed Income Fund
------------------------------
                                   $  1,467            0.51%           5.70%          6.29%         (0.08)%       23.94%
------------------------------
Smaller Companies Fund
------------------------------
                                   $  2,709            1.25%           1.39%          2.31%          0.33%         2.00%

  * Unaudited data for the period ended April 30, 1995 (All Ratios, excluding Total Return, have been Annualized)
 ** Unaudited data for the period ended September 30, 1995 (All Ratios, excluding Total Return, have been Annualized)
(T) = Annualized
(1) Municipal Bond Fund commenced operations on 12/13/91.
(2) Fixed Income Fund commenced operations on 9/18/92.
(3) Unaudited data for the period from 3/6/95 to 7/31/95 (All Ratios, excluding Total Return and Portfolio Turnover, have been Annualized)
(4) Unaudited data for the period from 3/13/95 to 7/31/95 (All Ratios, excluding Total Return and Portfolio Turnover, have been Auunalized)
(5) Unaudited data for the period 6/30/95 to 9/30/95 (All Ratios, excluding Total Return and Portfolio Turnover, have been Annualized)

                           INTRODUCTION TO THE FUNDS

      Morgan Grenfell Investment Trust (the "Trust") offers a number of mutual funds, each of which is a separate series of the Trust. This Prospectus offers shares of Morgan Grenfell Fixed Income Fund, Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Large Cap Growth Fund (each a "Fund"). Information regarding the Trust's other mutual funds (the "International Funds"), which invest primarily in non-U.S. securities, is contained in a separate prospectus that may be obtained by calling 1-800-814-3401.

      Morgan Grenfell Capital Management, Inc. (the "Adviser" or "MGCM"), with offices in Philadelphia and New York City, serves as investment adviser to each of the Funds. The Adviser is a U.S. investment management subsidiary of London-based Deutsche Morgan Grenfell Group plc. Together with the Adviser and its other investment management subsidiaries, Deutsche Morgan Grenfell Group plc had over US$80 billion under management as of September 30, 1995.

      Morgan Grenfell Large Cap Growth Fund, Morgan Grenfell Smaller Companies Fund, Morgan Grenfell Short-Term Fixed Income Fund and Morgan Grenfell Short-Term Municipal Bond Fund are newly organized funds and have no operating history. There can be no assurance that any Fund will be able to achieve its investment objectives.

General Portfolio Management Strategies

      Fixed Income Investments. In selecting fixed income investments (including municipal securities) for Fixed Income Fund, Short-Term Fixed Income Fund, Municipal Bond Fund and Short-Term Municipal Bond Fund, the Adviser seeks to achieve these Funds' investment objectives by identifying fixed income securities which it believes to be undervalued relative to the market rather than forecasting changes in the interest rate environment. Fixed income securities may be undervalued for a variety of reasons, such as market inefficiencies relating to lack of market information about particular features of such securities, supply and demand shifts and lack of market penetration by some issues.

      Equity Investments. In selecting equity investments for Large Cap Growth Fund and Smaller Companies Fund (the "Equity Funds"), the Adviser looks for companies whose earnings it believes will grow both faster than inflation and faster than the economy in general. An Equity Fund may invest in such a company if the Adviser also believes that such growth is not yet fully reflected in the market price of the company's securities. In managing the Smaller Companies Fund, the Adviser may also consider the fundamental value of a company, and may invest in a company where it believes that value is not fully recognized in the marketplace. Fundamental value is determined by taking into account various factors including earnings per share, the ratio of book value to market price, and the company's cash flow and dividend yield.

      In selecting equity investments, the Adviser considers a number of company-specific factors, including quality of management, a leading or dominant position in a major product line, a sound financial position, and a relatively high rate of return on invested capital so that future growth can be financed from internal sources. The Adviser also considers a company's record of dividend payments and/or the likelihood that the Company will pay dividends in the future. However, consistent with their investment objectives, both Large Cap Growth Fund and Smaller Companies Fund may purchase securities of companies that are not expected to pay dividends.

RISK FACTORS

      An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government, or any agency thereof or any other entity. The value of each Fund's portfolio securities, and thus the net asset value of its shares will fluctuate as a result of market factors such that the value of the shares, when redeemed, may be more or less than their original cost.

      In addition, certain of the Funds may employ investment techniques, including options and futures contracts and other investments that may be considered derivative investments. These may entail special risks. For example, there is no limit on the percentage of assets of Large Cap Growth Fund and Smaller Companies Fund that may be at risk with respect to futures and related options.

      See "Investment Objectives and Policies" and "Description of Securities and Investment Techniques and Related Risks."

                       INVESTMENT OBJECTIVES AND POLICIES


Fixed Income Fund and Short-Term Fixed Income Fund

      The investment objective of the Fixed Income Fund and the Short-Term Fixed Income Fund (the "Fixed Income Funds") is to seek a high level of income consistent with the preservation of capital. The Fixed Income Fund expects to maintain a dollar weighted average remaining portfolio maturity of 5 to 10 years. The Short-Term Fixed Income Fund will maintain a dollar weighted average remaining portfolio maturity of no more than 3 years. Because of its shorter portfolio maturity, it is expected that the Short-Term Fixed Income Fund's per share net asset value will be less volatile in response to changes in interest rates. However, under normal conditions, it is expected that the Fixed Income Fund will have a higher yield than the Short-Term Fixed Income Fund.

      Each Fixed Income Fund will normally invest at least 80% of its assets in fixed income securities of all types, including (i) U.S. Treasury obligations;
(ii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. Government; (iii) custodial receipts evidencing separately traded principal and interest components of U.S. Government obligations; (iv) corporate bonds and debentures; (v) equipment lease and trust certificates; (vi) mortgage-backed securities and asset-backed securities; (vii) U.S. dollar denominated securities of the Government of Canada and its provincial and local governments, U.S dollar denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities and U.S. dollar denominated obligations of supranational entities; (viii) taxable municipal bonds, and state, municipal or private activity bonds; and (ix) repurchase agreements involving any of the foregoing. Certain of these securities may have floating or variable rates of interest or include put features providing the Fund the right to sell the security at face value prior to maturity. The existence in a Fund's portfolio of floating and variable rate securities and securities with put features will have the effect of shortening its dollar weighted average maturity. Each Fixed Income Fund may purchase securities on a when-issued basis. Neither Fixed Income Fund's investments in U.S. dollar denominated securities of non-U.S. issuers will exceed 25% of its total assets.

      Subject to its portfolio maturity policy, a Fixed Income Fund may purchase securities with any stated remaining maturity. In determining the maturity of mortgage-backed securities, the Adviser will use the expected life of such securities, which is based upon the anticipated prepayment patterns of the underlying mortgages.

      Each Fixed Income Fund invests primarily in fixed income securities that, at the time of purchase, are either rated in one of the three highest rating categories assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's"), Duff & Phelps, Inc. ("Duff") or Fitch Investors Service, Inc. ("Fitch") or unrated securities determined by the Adviser to be of comparable quality. However, each Fixed Income Fund may also invest up to 15% of its assets in fixed income securities that are, at the time of purchase, either rated within the fourth highest rating category assigned by Moody's, S&P, Duff or Fitch, or unrated but determined by the Adviser to be of comparable quality. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities." In the event any security held by a Fixed Income Fund is downgraded below the rating categories set forth above, the Adviser will review the security and determine whether to retain or dispose of that security, provided that neither Fixed Income Fund may hold, at any time, more than 5% of its net assets in fixed income securities that are not investment grade. Fixed income securities rated in one of the four highest ratings categories and unrated securities determined by the Adviser to be of comparable quality are referred to herein as "investment grade fixed income securities." Fixed income securities in the lowest investment grade category are considered medium grade securities. Such securities have speculative characteristics, involve greater risk of loss than higher quality securities, and are more sensitive to changes in the issuer's capacity to pay.

      Under normal conditions, each Fixed Income Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For a definition of money market instruments and the Fixed Income Funds' policies on temporary defensive investments, see "Description of Securities and Investment Techniques and Related
Risks--Additional Investment Techniques."

Municipal Bond Fund and Short-Term Municipal Bond Fund

      The investment objective of the Municipal Bond Fund and the Short-Term Municipal Bond Fund (the "Municipal Funds") is to seek a high level of income exempt from regular federal income tax, consistent with the preservation of capital. However, there is no restriction on the percentage of either Municipal Fund's assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. The Municipal Bond Fund expects to maintain a dollar weighted average remaining portfolio maturity of 5 to 10 years. The Short-Term Municipal Bond Fund will maintain a dollar weighted average remaining portfolio maturity of no more than 3 years. Because of its shorter portfolio maturity, it is expected that the Short-Term Municipal Bond Fund's per share net asset value will be less volatile in response to changes in interest rates. However, under normal conditions, it is expected that the Municipal Bond Fund will have a higher yield than the Short-Term Municipal Bond Fund.

      Under normal market conditions, each Municipal Fund invests at least 80% of its total assets in municipal securities the interest on which is exempt from regular federal income tax, and invests at least 65% of its total assets in municipal bonds. Municipal bonds consist of (i) debt obligations, including municipal leases, issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. The issuers of these municipal securities may be located in all 50 U.S. states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. Certain of these securities may have variable and floating rates of interest or include "put" features providing the Fund the right to sell the securities at face value prior to maturity. The existence in a Fund's portfolio of variable and floating rate securities and securities having put features will have the effect of shortening its average dollar weighted portfolio maturity. The Municipal Funds may purchase securities on a when-issued basis.

      The Municipal Funds' investments in municipal notes may include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuers in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation rights therein. Investments in any of the notes described above will be limited to those obligations that, at the time of purchase, are rated MIG-1 or V-MIG-1 by Moody's, rated SP-1 by Standard & Poor's, or are unrated but are determined by the Adviser to be of comparable quality.

      The Municipal Funds' investments in municipal bonds may include, but are not limited to, general obligation bonds, revenue or special obligation bonds, and private activity and industrial development bonds. Each Municipal Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular income tax. See "Description of Securities and Investment Techniques--Fixed Income Securities."

      Except as noted below, municipal bonds in which a Municipal Fund invests must be rated A or better by Moody's or by Standard & Poor's at the time of investment or, if unrated, must be determined by the Adviser to be of comparable quality. Each Municipal Fund may, however, invest up to 15% of its assets in bonds that, at the time of purchase, are rated Baa by Moody's, rated BBB by Standard & Poor's, or unrated and determined by the Adviser to be of comparable quality. Municipal securities in the lowest investment grade category are considered medium grade securities. Such securities have speculative characteristics, involve greater risk of loss than higher quality securities, and are more sensitive to changes in the issuer's capacity to pay.

      The Municipal Funds' investments in tax-exempt commercial paper will be limited to obligations that, at the time of purchase, are rated at least A-1 by Standard & Poor's or Prime-1 by Moody's, or that are unrated but are determined by the Adviser to be of comparable quality. The Municipal Funds may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above.

      In the event any security held by either Municipal Fund is downgraded below the rating categories set forth above, the Adviser will review the security and determine whether to retain or dispose of that security, provided that neither Municipal Fund will hold, at any time, more than 5% of its net assets in securities that are rated below investment grade.

      Under normal circumstances, each Municipal Fund may invest up to 20% of its total assets in certain taxable securities in order to maintain liquidity. In addition, for temporary defensive purposes during periods when the Adviser determines that market conditions warrant, each Municipal Fund may invest without limit in such taxable securities. Such taxable securities include: U.S. Treasury obligations (including separately traded interest and principal component parts of U.S. Treasury obligations, transferable through the federal book-entry system and known as Separately Traded Registered Interest and Principal Securities or "STRIPS"); other marketable obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government whether or not backed by the full faith and credit of the U.S. Treasury; short-term instruments of U.S. commercial banks or savings and loan institutions (not including foreign branches of U.S. banks or U.S. branches of foreign banks) that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and that have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; repurchase agreements involving any of the foregoing obligations; and, to the extent permitted by applicable law, shares of other investment companies investing solely in the foregoing obligations.

      Distributions by a Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income.

Smaller Companies Fund

      The primary investment objective of the Smaller Companies Fund is to maximize capital appreciation. The Fund seeks current income as its secondary investment objective. Under normal market conditions, the Fund pursues these objectives by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of small capitalization U.S. companies. The Fund may invest in the same types of equity and equity-related securities as the Large Cap Growth Fund (see above).

      Small capitalization companies are those ranked (at time of investment) according to market capitalization in the bottom 20% of the Wilshire 5000 Index. The Adviser believes that investments in equity and equity-related securities of many small capitalization companies, although involving greater risk, provide the opportunity for greater capital growth than investments in larger, better-known companies. For a description of the risks associated with investing in small capitalization companies, see "Description of Securities and Investment Techniques and Related Risks--Small Capitalization Companies."

      Up to 35% of the Fund's total assets may be invested in investment grade fixed income securities (see definition on page 12), cash equivalents and equity and equity-related securities of medium and large capitalization companies. In the event any fixed income security held by the Fund is downgraded below investment grade, the Adviser will review the security and determine whether to retain or dispose of it. In no event, however, will the Fund hold more than 5% of its net assets in fixed income securities that are not investment grade. Up to 5% of the Fund's net assets (measured at time of investment) may be invested in the securities of non-U.S. issuers of all sizes.

Large Cap Growth Fund

      The primary investment objective of the Large Cap Growth Fund is to maximize capital appreciation. The Fund seeks current income as its secondary investment objective. Under normal market conditions, the Fund pursues these objectives by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of large capitalization U.S. companies. Equity securities in which the Fund may invest include common stocks and preferred stocks, while equity-related securities include warrants, purchased call options and other rights to acquire stocks. See "Description of Securities and Investment Techniques and Related Risks."

      Large capitalization companies are those ranked (at time of investment) according to market capitalization in the top 25% of the Wilshire 5000 Index, a broad-based index that includes nearly all U.S. public companies. The Adviser believes that the equity and equity-related securities of many large capitalization companies offer significant potential for capital growth, but with less risk than investments in smaller capitalization companies.

      Up to 35% of the Fund's total assets may be invested in investment grade fixed income securities (see definition on page 12), cash equivalents and equity and equity-related securities of small and medium capitalization companies. In the event any fixed income security held by the Fund is downgraded below investment grade, the Adviser will review the security and determine whether to retain or dispose of it. In no event, however, will the Fund hold more than 5% of its net assets in fixed income securities that are not investment grade. Up to 5% of the Fund's net assets (measured at time of investment) may be invested in the securities of non-U.S. issuers of all sizes.


     DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES AND RELATED RISKS

Fixed Income Securities

      General. Each Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

      Private Activity and Industrial Development Bonds. The Fixed Income Funds and the Municipal Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

      Put Bonds. The Fixed Income Funds and the Municipal Funds may invest in "put" bonds, which are tax exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Adviser intends to purchase only those "put" bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

      Variable or Floating Rate Instruments and Variable Rate Demand Instruments. The Fixed Income Funds and the Municipal Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

      U.S. Government Securities. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association ("FNMA")), or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

      The Fixed Income Funds and the Municipal Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government. However, no Fund may actively trade these instruments. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

      Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of U.S. Government securities that are issued by banks or brokerage firms and are created by depositing U.S. Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "U.S. Government Securities" above) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

      Zero Coupon Securities. STRIPS and custodial receipts (TRs, TIGRs and
CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because a Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Securities of Foreign Issuers

      Each Equity Fund and each Fixed Income Fund may invest to a limited extent in securities of foreign issuers and supranational entities. Investments in the securities of foreign issuers and supranational entities may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or fluctuation in value due to changes in currency exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

      To the extent that they invest in non-U.S. securities, the Equity Funds may enter into forward currency exchange contracts ("forward contracts") and currency options to hedge against currency exchange rate fluctuations. Forward contracts and options may be considered derivative instruments.

      An Equity Fund may enter into forward contracts and currency options to protect against an anticipated rise in the U.S. dollar price of securities that it intends to purchase. In addition, an Equity Fund may enter into forward contracts and currency options to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of the foreign currency against the U.S. dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations. For more information on these instruments, see the Statement of Additional Information.

Mortgage-Backed and Asset-Backed Securities

      The Fixed Income Funds and, to a more limited extent, the Municipal Funds may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Fixed Income Funds may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

      Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments. No Fund will invest 25% or more of its total assets in collateralized mortgage obligations or in asset-backed securities (in each case, excluding U.S. Government Securities).

Options

      Written Options. Each Equity Fund may write (sell) covered put and call options on equity and fixed income securities and enter into related closing transactions. A Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by a Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by a Fund are covered, which means that the Fund will own the securities subject to the option as long as the call option is outstanding, or, in the case of a put option, that the Fund will deposit cash or high grade liquid debt obligations in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

      Purchased Options. The Equity Funds may also purchase put and call options on securities. A put option entitles a Fund to sell, and a call option entitles a Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of portfolio securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

      Each Equity Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

      The Funds may purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter. The Funds will treat purchased over-the-counter options as illiquid. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that the counterparty to the option will fail to meet its obligation under the option.

Stock Index Options

      The Equity Funds may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known stock indices are the Standard & Poor's Index of 500 Common Stocks and the Wilshire 5000 Index. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

      When an Equity Fund writes an option on a stock index, it will deposit cash or high grade liquid debt obligations or a combination of both in an amount equal to the market value of the option, in a segregated account, which will be marked to market daily, with the Fund's custodian, and will maintain the account while the option is open.

Futures Contracts and Options on Futures Contracts

      When deemed advisable by the Adviser, each of the Equity Funds may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Funds may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. A Fund may engage in futures and related options transactions for bona fide hedging and non-hedging purposes as defined in regulations of the Commodity

Futures Trading Commission. A Fund will not enter into futures contracts or options thereon for non-hedging purposes, if immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Funds to purchase securities, require the Funds to segregate cash or high grade liquid debt obligations with a value equal to the amount of the Fund's obligations.

      Limitations and Risks Associated With Transactions In Options, Futures Contracts and Options on Futures Contracts

      Each Equity Fund's options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Adviser may cause a Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Securities and Exchange Commission (the "Commission"), each Fund will limit its investments in illiquid securities to 15% of the Fund's net assets. The Funds will treat over-the-counter options and the assets used to cover such options as illiquid securities subject to this limitation, except that, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of the illiquid securities may be calculated with reference to the formula price.

      The use of options and futures are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

      There is no limit on the percentage of an Equity Fund's assets that may be at risk with respect to futures contracts and related options. A Fund may not invest more than 25% of its total assets in purchased protective put options nor more than 5% of its total assets in purchased options other than protective put options. A Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" in the Statement of Additional Information. Options, futures contracts and options on futures contracts are derivative instruments.

Small Capitalization Companies

      The Smaller Companies Fund invests a significant portion of its assets in smaller, lesser-known companies which the Adviser believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

Convertible Securities and Preferred Stocks

      Subject to its investment objectives and policies, each Equity Fund may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating a convertible security, the Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which each Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.

Diversification and Concentration of Investments

      Each Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). See "Investment Restrictions" and "Taxes" in the Funds' Statement of Additional Information. In addition, as a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except U.S. Government securities).

      Currently, it is not anticipated that either Municipal Fund will invest 25% or more of its total assets (at market value at the time of purchase) in:
(a) securities of one or more issuers conducting their principal activities in the same state; or (b) securities the principal and interest of which is paid from revenues of projects with similar characteristics, except that 25% or more of either Municipal Fund's total assets may be invested in single family and multi-family housing obligations. To the extent a Municipal Fund concentrates its investments in single family and multi-family housing obligations, the Fund will be subject to the peculiar risks associated with investments in such obligations, including prepayment risks and the risks of default on housing loans, which may be affected by economic conditions and other factors relating to such obligations.

Additional Investment Techniques

      When-Issued Securities and Forward Commitments. Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Fund purchases securities on a forward commitment or when-issued basis, the Fund's custodian will maintain in a segregated account cash or liquid high grade debt obligations having a value (determined daily) at least equal to the amount of the Fund's purchase commitment. Although each Fund will purchase securities on a when-issued basis only with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security prior to settlement if the Adviser deems it appropriate to do so.

      Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

      Illiquid and Restricted Securities. Each Equity Fund, each Fixed Income Fund and the Short-Term Municipal Bond Fund will not invest more than 15% of its net assets in illiquid securities. Municipal Bond Fund will not invest more than 10% of its total assets in illiquid securities. Illiquid securities include repurchase agreements and fixed time deposits maturing in more than seven days and securities that are not readily marketable.

      Restricted Securities. Each Equity Fund and each Fixed Income Fund may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 and the Board of Trustees determines that these securities are liquid based upon a review of the trading markets for the specific securities.

      Warrants. Each Equity Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferrable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject.

      Lending Securities. For the purpose of realizing income, each Equity Fund may lend to broker-dealers portfolio securities amounting to not more than 33 1/3% of its total assets taken at current value. These transactions must be fully collateralized by cash, cash equivalents or U.S. Government securities at all times. They nevertheless involve some credit risk to a Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

      Other Investment Companies. Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

      Temporary Defensive Investments. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, each Equity Fund and each Fixed Income Fund may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Adviser to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments. For a description of the Municipal Funds' policy with respect to temporary defensive investments, see "Investment Objectives and Policies--Municipal Bond Fund and Short-Term Municipal Bond Fund."


                       ADDITIONAL INVESTMENT INFORMATION

Investment Restrictions

      Each Fund has adopted certain fundamental investment restrictions which are described in detail in the Statement of Additional Information. Those investment restrictions designated as fundamental in the Statement of Additional Information can be changed only with shareholder approval. Each Fund's investment objective and all other investment restrictions and policies are nonfundamental and can be changed by the Board of Trustees of the Trust at any time without shareholder approval. Each Fund's shareholders will, however, be given 30 days' advance written notice of any change in the Fund's investment objective.

      Each Fund has fundamental investment restrictions with respect to borrowing, lending, diversification of investments, senior securities, pledging of assets, underwriting, real estate investments and commodities. See "Investment Restrictions" in the Statement of Additional Information.

Portfolio Transactions

      The Adviser is responsible for making specific decisions to buy and sell portfolio securities for the Funds. The Adviser is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers' charges. Securities traded in the over-the-counter markets and fixed income securities generally are traded on a net basis with the dealers acting as principal for their own accounts without a stated commission.

      The primary consideration in selecting broker-dealers to execute portfolio security transactions is the execution of such portfolio transactions at the most favorable prices. Because shares of the Funds are not marketed through intermediary broker-dealers, it is not the Adviser's practice to allocate brokerage or effect principal transactions with broker-dealers on the basis of sales of shares that may be made through such firms. Subject to the most favorable price requirement and the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser. Higher commissions may be paid to broker-dealers that provide research services. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information for a more detailed discussion of portfolio transactions. The Trustees will periodically review each Fund's portfolio transactions.

      Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining the most favorable price, the Adviser may place securities transactions with SEI Financial Services Company, the Funds' distributor (the "Distributor"), and brokers with whom the Adviser or the Distributor is affiliated, subject to applicable regulations. No Fund will effect principal transactions with an affiliated broker.

Portfolio Turnover

      It is estimated that, under normal circumstances, the portfolio turnover rate of each of the Equity Funds will not exceed 150%. It is estimated that, under normal circumstances, the portfolio turnover rate of each of the Fixed Income Funds and the Municipal Funds will not exceed 175%. The higher portfolio turnover rates of the Fixed Income Funds and the Municipal Funds may result from their respective portfolio management strategies. The Fixed Income Funds and the Municipal Funds may sell securities held for a short time in order to take advantage of what the Adviser believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund, increase the likelihood of taxable short-term gains and, under some circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code (see "Portfolio Transactions" and "Dividends, Distributions and Taxes").



                            MANAGEMENT OF THE FUNDS

      The Board of Trustees of the Trust is responsible for the overall supervision and management of the Funds. The day-to-day operations of the Funds, including investment decisions, have been delegated to the Adviser. The Statement of Additional Information contains general background information regarding each Trustee and executive officer of the Trust.

The Adviser

      MGCM, 885 Third Avenue, New York, New York, acts as investment adviser to each Fund pursuant to the terms of two investment advisory contracts between the Trust, on behalf of the Funds, and MGCM (the "Advisory Contracts"). MGCM is registered as an investment adviser with the Commission and provides a full range of investment advisory services to institutional clients. All of the outstanding voting stock of MGCM is owned by Morgan Grenfell Asset Management, Ltd. ("MGAM"), which is a wholly-owned subsidiary of Deutsche Morgan Grenfell Group plc. Deutsche Morgan Grenfell Group plc is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Together with MGCM and its other investment management subsidiaries, Deutsche Morgan Grenfell Group plc had over US$44.02 billion under management as of June 30, 1994.

      Under its Advisory Contracts with the Trust, the Adviser manages each Fund's business and investment affairs. For these services, the Adviser is entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

                                                Annual Rate
                                                -----------
Morgan Grenfell Fixed Income Fund                 0.40%
Morgan Grenfell Municipal Bond Fund               0.40%
Morgan Grenfell Short-Term Fixed Income Fund      0.40%
Morgan Grenfell Short-Term Municipal Bond Fund    0.40%
Morgan Grenfell Smaller Companies Fund            1.00%
Morgan Grenfell Large Cap Growth Fund             0.75%



      The advisory fees paid by Large Cap Growth Fund and Smaller Companies Fund are higher than the fees paid by most funds but the Adviser believes they are comparable to the fees paid by funds having similar investment objectives. As described in "Expense Information," the Adviser has voluntarily agreed to reduce its advisory fee to the extent necessary to limit each Fund's operating expenses to a specified level. For the year ended October 31, 1994, this voluntary agreement was in effect with respect to Morgan Grenfell Fixed Income Fund and Morgan Grenfell Municipal Bond Fund (the only two Funds then in operation), and these Funds each paid advisory fees equal to 0.26% of their respective average daily net assets during such year.

      Each Fixed Income Fund and Municipal Fund is managed by David W. Baldt, who is the Adviser's Fixed Income Manager. Mr. Baldt has been in the investment advisory business since 1973 (with the Adviser since 1989) and has managed fixed income investments since 1973.

      The Smaller Companies Fund is managed by Robert Kern, Executive Vice President of the Adviser, and his team which includes three other experienced portfolio managers, Audrey M.T. Jones, Gerald M. Frey and David A. Baratta. Mr. Kern has been in the investment advisory business since 1965 (with the Adviser since 1986) and has managed investments in small capitalization companies since 1970. Ms. Jones and Mr. Frey have been employed by the Adviser as portfolio managers since 1986. Prior to joining the Adviser in 1993, Mr. Baratta worked as a portfolio manager for AIG Global Investors and Shearson Lehman Asset Management.

      The Large Cap Growth Fund is managed by a committee consisting of investment professionals employed by the Adviser. This committee makes investment decisions for the Fund.

      The Trust, on behalf of each Fund, is responsible for all of the Fund's expenses other than those expressly assumed by the Adviser under the terms of the Advisory Contracts. The expenses borne by each Fund include the Fund's advisory fee, transfer agent fee and taxes and its proportionate share of custodian fees, expenses of issuing reports to shareholders, legal fees, auditing and tax fees, blue sky fees, fees of the Commission, insurance expenses and disinterested Trustees' fees. The Adviser has temporarily agreed, under certain circumstances, to reduce or not impose its management fee as described under "Expense

Information." In the event that a Fund's expenses for any fiscal year exceed the limits established by certain state securities administrators, the Adviser will reduce its fee payable on behalf of such Fund by the amount of such excess, but only to the extent of the Fund's advisory fee.


Administrator and Distributor

      The Trust has entered into Administration Agreements with SEI Financial Management Corporation ("SEI Financial Management" or the "Administrator"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, pursuant to which SEI Financial Management receives from all series of the Trust (i.e., the Funds and the International Funds) an aggregate monthly fee at the following annual rates of the aggregate average daily net assets ("aggregate assets") of such series:

                 0.15% of aggregate assets under $300 million
                 0.12% of next $200 million of aggregate assets 0.10% of next $500 million of aggregate assets 0.08% of aggregate assets exceeding $1 billion

      Each Fund pays the Administrator a minimum annual fee of $50,000. For the fiscal year ended October 31, 1994, the Administrator received fees from the Fixed Income Fund and the Municipal Bond Fund equal to 0.13% and 0.13% of their respective average daily net assets.

      The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, the preparation and maintenance of financial and accounting records, and the provision of the necessary office space, equipment and personnel to perform administrative and clerical functions.

      SEI Financial Services Company (the "Distributor"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, serves as the distributor of shares of the Funds pursuant to a Distribution Agreement with the Trust and assists in the sale of shares of the Funds upon the terms described herein.

Custodians and Transfer Agent

      The Trust has entered into a Custodian Agreement with CoreStates Bank, N.A. ("CoreStates"), pursuant to which CoreStates serves as custodian of the assets of Morgan Grenfell Fixed Income Fund and Morgan Grenfell Municipal Bond Fund.

      The Trust has entered into a Custodian Agreement with The Northern Trust Company ("Northern"), pursuant to which Northern serves as custodian of the assets of Morgan Grenfell Large Cap Growth Fund, Morgan

Grenfell Smaller Companies Fund, Morgan Grenfell Short-Term Fixed Income Fund and Morgan Grenfell Short-Term Municipal Bond Fund.

      DST Systems, Inc. (the "Transfer Agent"), 210 W. 10th Street, Kansas City, Missouri 64105, serves as the transfer agent of the Funds. The Transfer Agent maintains the records of each shareholder's account, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions.

      Additional information regarding the services performed by the Administrator, the Distributor, the Custodian and the Transfer Agent is provided in the Statement of Additional Information.

                               PURCHASE OF SHARES

      Shares of any Fund may be purchased on any Business Day at the net asset value next determined after receipt of the order in good order by the Transfer Agent. A "Business Day" means any day on which the New York Stock Exchange (the "NYSE") is open. There is no sales charge in connection with purchases of shares. Shareholders who invest in a Fund through a broker may be subject to transaction and/or account maintemamce fees imposed by the broker (no part of which will be received by the Trust or the Adviser). Any such fees will be payable directly by the shareholder and not by the Fund. The Trust reserves the right, in its sole discretion, to reject any purchase offer and to suspend the offering of shares.


      The minimum initial investment is $250,000 and subsequent investments will be accepted in any amount. The Trust reserves the right to vary the initial investment minimum and to establish minimums for additional investments at any time. In addition, the Trust may waive the minimum initial investment requirement for any investor. The Trust does not issue share certificates.

Purchases by Mail

      Shares may be purchased initially by completing the Account Application accompanying this Prospectus and mailing it, together with a check in the amount of $250,000 or more drawn on a U.S. bank payable to the appropriate Fund for each account an investor wishes to open, to:

By Regular Mail:                    By Overnight Mail:
---------------                     -----------------
Morgan Grenfell Investment Trust    Morgan Grenfell Investment Trust
P.O Box 419165                      c/o DST Systems, Inc. SEI Division
Kansas City, MO 64141-6165          CT-7 Tower
                                    210 W. 10th Street
                                    Kansas City, MO 64105

      Subsequent investments in an existing account in any Fund may be made at any time by sending to the Transfer Agent, at the above address, a check payable to the appropriate Fund, along with either (i) a subsequent order form which may be obtained from the Transfer Agent or (ii) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Investors should indicate the name of the appropriate Fund and account number on all correspondence.

Purchases by Wire

      Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of any Fund by requesting their bank to transmit funds by wire to:

                  United Missouri Bank of Kansas City, N.A.
                  ABA No. 10-10-00695
                  For:  Account Number 98-7052-395-7
                  Further Credit:  [appropriate Fund name]

The investor's name and account number must be specified in the wire. In addition, investors should be aware that some banks may charge wire fees.

      Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-407-7301 to be assigned an account number. The investor may then transmit funds by wire through the wire procedures described above. The investor's name, account number, social security or other taxpayer identification number, and address must be specified in the wire. In addition, investors making initial investments by wire must promptly complete the Account Application accompanying this Prospectus and forward it to the Transfer Agent at:

By Regular Mail:                    By Overnight Mail:
---------------                     -----------------
Morgan Grenfell Investment Trust    Morgan Grenfell Investment Trust
P.O Box 419165                      c/o DST Systems, Inc. SEI Division
Kansas City, MO 64141-6165          CT-7 Tower
                                    210 W. 10th Street
                                    Kansas City, MO 64105

      Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number.

Reports to Shareholders and Confirmations

      Shareholders of each Fund receive an annual report containing audited financial statements and a semiannual report. All transactions in shares of a Fund and dividends and distributions paid by a Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent. Shareholders with inquiries regarding a Fund may call Morgan Grenfell Investment Trust at 1-800-814-3401 or write to Morgan Grenfell Investment Trust at P.O. Box 419165, Kansas City, MO 64141-6165.

Exchange Privilege

      The Funds provide a telephone exchange privilege and a written exchange privilege. Shares of a Fund may be exchanged in amounts as low as $50,000 for shares of any other Fund or any International Fund. A shareholder should obtain and read the prospectus relating to an International Fund and consider its investment objective, policies and fees before making an exchange into that fund. Exchanges will be permitted only in those states in which the relevant fund is available for sale.

      If a shareholder elects the telephone exchange privilege on the Account Application, the shareholder will be able to effect the exchange of shares in its account by telephone, as long as all accounts are identically registered. A shareholder can exchange shares by telephone by calling 1-800-407-7301 before 4:00 p.m., Eastern time, on any Business Day. Shares exchanged will be valued at their respective net asset values next determined after the telephone exchange request is received. Neither the Funds nor their agents will be liable for any loss incurred by a shareholder as a result of following instructions communicated by telephone that they reasonably believe to be genuine. To confirm that telephone exchange requests are genuine, the Funds will employ reasonable procedures such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests. If a Fund does not employ such reasonable procedures, it may be liable for any loss incurred by a shareholder due to a fraudulent or other unauthorized telephone exchange request. The Funds reserve the right to refuse any request made by any shareholder. Investors will receive 60 days written notice prior to any change in a Fund's telephone exchange procedures.

      In addition to using the telephone exchange privilege, shareholders in any of the Funds may exchange their shares for shares in any other Fund by submitting a written request, in proper form, to the Transfer Agent. Shares exchanged in this manner will be valued at their respective net asset values next determined after the receipt of the written exchange request.

      An exchange is treated as a sale of the shares exchanged and, therefore, may produce a gain or loss to the shareholder that is recognizable for tax purposes.

                              REDEMPTION OF SHARES

How To Redeem

      Shareholders may redeem shares of a Fund without charge upon request on any Business Day by placing redemption requests with the Transfer Agent prior to 4:00 p.m., Eastern Time. Shares are redeemed at the net asset value next determined after receipt of the redemption request by the Transfer Agent. Redemption requests may be made by telephoning Morgan Grenfell Investment Trust at 1-800-407-7301 or by a written request addressed to the Transfer Agent in accordance with the procedures set forth below. A written request must specify the number of shares to be redeemed, the Fund from which shares are being redeemed, the account number, payment instructions and the exact registration on the account. Signatures must be guaranteed in accordance with the procedures set forth below under "Payment of Redemption Proceeds." A shareholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Application. In order to verify the authenticity of telephone redemption requests, the Transfer Agent's telephone representatives will request that the caller provide certain information unique to the account. If the caller is unable to provide this information, telephone redemption requests will not be processed and the redemption will have to be completed by mail. As long as the Transfer Agent's telephone representatives comply with the procedures described above, neither the Trust nor the Transfer Agent will be liable for any losses due to fraudulent or unauthorized transactions. Finally, it may be difficult to implement telephone redemptions in times of drastic economic or market changes.

      Shareholders may request that redemption payments be made by Federal Reserve Wire. The Custodian will deduct a wire charge (currently $10.00) from redemption payments made by Federal Reserve wire.
Shareholders cannot redeem shares of any Fund by Federal Reserve wire on Federal holidays restricting wire transfers. There is no charge for Automated Clearing House wire transactions; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

      Payment of a redemption request will normally be made within seven days after receipt of the appropriate redemption request documents, including any additional documentation that may be required by the Transfer Agent in order to establish that a redemption request has been properly authorized. In addition, the payment of redemption proceeds for shares of a Fund recently purchased by check will be delayed for up to 15 calendar days or until the check has cleared, whichever first occurs.

Payment of Redemption Proceeds

      Redemption proceeds ordinarily will be wired to the bank account designated on the Account Application, unless payment by check has been requested. For redemption requests received by the Transfer Agent by 4:00 p.m., Eastern time, redemption proceeds ordinarily will be wired the next Business Day. Shares subject to such requests will earn dividends on the day the request is received. After a wire has been initiated by the Transfer Agent, neither the Transfer Agent nor the Trust assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

      A shareholder may change the bank designated to receive redemption proceeds by providing written notice to the Transfer Agent which has been signed by the shareholder or its authorized representative. This signature must be guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies standards established by the Transfer Agent. The Transfer Agent may also require additional documentation in connection with a request to change a designated bank.

      If the Board of Trustees determines that it is appropriate in order to protect the best interests of a Fund and its shareholders, the Fund, under the limited circumstances described below, may satisfy all or part of a redemption request by delivering portfolio securities to a redeeming investor. However, the Trust, on behalf of each Fund, has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Only redemptions in excess of this limit may be paid in kind. In-kind payments would not have to constitute a cross-section of a Fund's portfolio. Investors receiving redemption payment in portfolio securities will not have eliminated their investment exposure by their redemption as would investors receiving their redemption payment in cash. Instead these investors will be subject to risks inherent in owning such securities, including market value and currency fluctuations, difficulties in selling securities in particular markets and repatriating the sales proceeds, and the political and other risks described under "Description of Securities and Investment Techniques and Related Risks -Foreign Securities." In addition, a shareholder generally will incur additional expenses, such as brokerage commissions and, in the case of foreign currency denominated securities, currency conversion fees or expenses, on the sale or other disposition of securities received from a Fund. Any portfolio securities paid or distributed to a redeeming shareholder would be valued as described under "Net Asset Value."

                                NET ASSET VALUE

      The net asset value per share of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on each Business Day. The net asset value of each Fund's shares is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares of the Fund.

      For purposes of calculating each Fund's net asset value per share, equity securities traded on a recognized securities exchange are valued at their last sale price on the principal exchange on which they are traded on the valuation day or, if no sale occurs, at the bid price. Unlisted equity securities for which current market quotations are readily available are valued at their most recent bid price. Debt securities and other fixed-income investments owned by the Funds are valued at prices supplied by independent pricing agents selected by the Board of Trustees, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which does not take into account unrealized gains or losses on portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by the amortized cost method, may be higher or lower than the price a Fund would receive if the Fund sold the security. Other assets and assets whose market value does not, in the opinion of the Adviser, reflect fair value are valued at fair value using methods determined in good faith by the Board of Trustees.

      Certain portfolio securities held by the Equity Funds and the Fixed Income Funds may be listed on foreign exchanges which trade on days when the NYSE is closed. As a result, the net asset value of each such Fund may be significantly affected by such trading on days when shareholders have no ability to redeem shares of the Fund.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Each Equity Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gain, if any, at least annually. Each Fixed Income Fund and each Municipal Fund distributes substantially all of its net investment income in the form of dividends declared daily and paid monthly. Each Fund also distributes at least annually substantially all of its realized net long-term capital gain, if any, which it realizes for each taxable year and may make distributions at any other times when necessary to satisfy applicable tax requirements. Capital losses, including any capital loss carryovers from prior years, are taken into account in determining the amounts of short-term and long-term capital gains to be distributed.

      From time to time, a portion of a Fund's distributions may constitute a return of capital for tax purposes. Dividends and distributions are made in additional shares of the same Fund or, at the shareholder's election, in cash. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to the Transfer Agent. If no election is made, all dividends and capital gain distributions will be reinvested.

Taxes

      Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated as a regulated investment company under Subchapter M of the Code. Each Fund intends to qualify for such treatment for each taxable year. To qualify as a regulated investment company, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income or net realized capital gain that is distributed to its shareholders in accordance with certain timing requirements of the Code.

      Dividends paid by a Fund from its taxable net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and taxable original issue discount or market discount income will be taxable to shareholders as ordinary income. Dividends paid by a Fund from any excess of net long-term capital gain over net short-term capital loss will be taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held its shares. A portion of the dividends paid by the Equity Funds from dividends they receive from U.S. domestic corporations may qualify for the dividends-received deduction for corporate shareholders, subject to holding period requirements and debt-financing limitations under the Code. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions declared in October, November or December and paid in January of the following year are taxable to shareholders as if received on December 31 of the year in which they are declared. Shareholders will be informed annually about the amount and character of distributions received from a Fund for federal income tax purposes.

      Each Municipal Fund intends to satisfy certain requirements of the Code so that it may distribute the tax-exempt interest it receives as

"exempt-interest dividends," as defined in the Code. Distributions of a Municipal Fund that are attributable to interest on tax-exempt obligations and that the Municipal Fund designates as exempt-interest dividends will be excluded from gross income for federal income tax purposes, although all or a portion of such a distribution may increase a shareholder's liability (if any) for the federal alternative minimum tax and the entire distribution may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Distributions by a Municipal Fund from sources other than tax-exempt interest will generally be taxable as described in the preceding paragraph. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of a Municipal Fund. Interest on indebtedness incurred or continued to purchase or carry shares of a Municipal Fund is not deductible to the extent attributable to such Fund's distributions that are exempt-interest dividends.

      Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends (other than exempt-interest dividends), redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications or if they are otherwise subject to back-up withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from a Fund.

      Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

      Redemptions and exchanges of shares are taxable events on which a shareholder may recognize a gain or loss.

      In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on dividends, capital gain distributions, or the proceeds of redemptions or exchanges. A state and local tax exemption may be available in some states to the extent distributions of a Fund are derived from interest on certain direct U.S Government Securities or, in the case of the Municipal Funds, interest on municipal securities of certain issuers in the state or locality imposing the applicable taxes. Shareholders should consult their tax advisors regarding specific questions about federal, state, local or foreign taxes and special rules that may be applicable to certain classes of investors, such as retirement plans, financial institutions, tax-exempt entities, insurance companies and non-U.S. persons.


                      ORGANIZATION AND SHARES OF THE TRUST

      The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Funds described in this Prospectus and the following additional eleven series:
Morgan Grenfell International Equity Fund, Morgan Grenfell Global Equity Fund, Morgan Grenfell European Equity Fund, Morgan Grenfell Pacific Basin Equity Fund, Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund and Morgan Grenfell Emerging Markets Debt Fund. Until December 28, 1994, the Fixed Income Fund and the Municipal Bond Fund were series of The Advisors' Inner Circle Fund, a business trust organized under the laws of The Commonwealth of Massachusetts on July 18, 1991. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have not authorized the issuance of any classes of shares of the Funds.

      Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares of the Funds are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of the Funds entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

      Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

      Certain of the Trustees and officers of the Trust reside outside the United States, and substantially all the assets of these persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon these persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Delaware. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against these Trustees and officers predicated solely upon the federal securities laws. See "Trustees and Officers" in the Statement of Additional Information.

      As of October 11, 1995, the Adviser owned 100% of the outstanding shares of the Smaller Companies Fund.

                            PERFORMANCE INFORMATION

      From time to time, performance information, such as total return and yield for a Fund, may be quoted in advertisements or in communications to shareholders. A Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by the Fund during the period are assumed to be reinvested in the Fund's shares. A Fund's yield reflects a Fund's overall rate of income on portfolio investments as a percentage of the share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the net asset value per share on the last day of that period.

      For the Municipal Funds, tax-equivalent yield may also be quoted. Tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after tax equivalent of a Municipal Fund's yield, assuming certain tax brackets for a shareholder.

      To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. Advertisements may also compare performance as reported for other investments, indices and averages.

      Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of Fund shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of a Fund are not at the direction or within the control of the Funds and will not be included in the Funds' calculations of total return.

                                 APPENDIX A - 1

                         TAX CERTIFICATION INSTRUCTIONS


      Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications in Section H or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

      For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minor's Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS.

      Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and write "exempt" after their signature in section H of the application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see IRC 1441, and 1442 and 3406 and/or consult your tax adviser.

                        Morgan Grenfell Investment Trust
                                885 Third Avenue
                            New York, New York 10022

                               Investment Adviser
                    Morgan Grenfell Capital Management, Inc.
                                885 Third Avenue
                            New York, New York 10022

                         Administrator and Shareholder
                                Servicing Agent
                      SEI Financial Management Corporation
                            680 East Swedesford Road
                         Wayne, Pennsylvania 19087-1658

                                  Distributor
                         SEI Financial Services Company
                            680 East Swedesford Road
                         Wayne, Pennsylvania 19087-1658

                                   Custodians
                           The Northern Trust Company
                           Fifty South LaSalle Street
                            Chicago, Illinois 60675

                             CoreStates Bank, N.A.
                                 P.O. Box 7618
                           Broad and Chestnut Streets
                        Philadelphia, Pennsylvania 19101

                                 Transfer Agent
                               DST Systems, Inc.
                            SEI Division CT-7 Tower
                               210 W. 10th Street
                          Kansas City, Missouri 64105

                            Independent Accountants
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

                                 Legal Counsel
                                 Hale and Dorr
                                60 State Street
                          Boston, Massachusetts 02109

                              Service Information
                 Existing accounts, new accounts, prospectuses,
                     statements of additional information,
                applications, and service forms - 1-800-814-3401
                      Telephone Exchanges - 1-800-407-7301
                          Share Price and Performance
                          Information - 1-800-814-3401

                        MORGAN GRENFELL INVESTMENT TRUST
                             No-Load Open-End Funds
                                885 Third Avenue
                            New York, New York 10022


                                December 19, 1995


         Morgan Grenfell Investment Trust (the "Trust") is an open-end management investment company that includes eleven distinct investment portfolios that focus on international investing (the "Funds"). Morgan Grenfell Investment Services Limited (the "Adviser" or "MGIS"), based in London England, serves as investment adviser to the Funds. The Funds are designed for long-term investors seeking to participate in foreign securities markets.

         The investment objective of Morgan Grenfell International Equity Fund, Morgan Grenfell Global Equity Fund, Morgan Grenfell European Equity Fund, Morgan Grenfell Pacific Basin Equity Fund, Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund and Morgan Grenfell Emerging Markets Equity Fund (the "Equity Funds") is to maximize capital appreciation. The investment objective of Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund and Morgan Grenfell Emerging Markets Debt Fund (the "Fixed Income Funds") is to maximize total return.

         Information concerning investment portfolios of the Trust that focus on U.S. investments is contained in a separate prospectus that may be obtained by calling 1-800-814-3401.

-------------------------------------------------------------------------------

         This Prospectus provides information about the Trust and each of the Funds that investors should know before investing in the Funds. Investors should carefully read this Prospectus and retain it for future reference. For investors seeking more detailed information, the Statement of Additional Information dated October 26, 1995, as amended or supplemented from time to time, is available upon request without charge by calling the applicable telephone number listed on the back cover or by writing SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission. Not all of the Funds are available in certain states. Please call 1-800-814-3401 to determine availability in a particular state.

-------------------------------------------------------------------------------

         INVESTMENTS IN EMERGING MARKETS CAN INVOLVE SIGNIFICANT RISKS, AND MORGAN GRENFELL EMERGING MARKETS EQUITY FUND AND MORGAN GRENFELL EMERGING MARKETS DEBT FUND ARE DESIGNED FOR AGGRESSIVE INVESTORS. IN ADDITION, MORGAN GRENFELL EMERGING MARKETS DEBT FUND INVESTS IN LOWER-QUALITY DEBT SECURITIES (JUNK BONDS), WHICH PRESENT HIGHER RISKS OF UNTIMELY INTEREST AND PRINCIPAL PAYMENTS, DEFAULT, AND PRICE VOLATILITY THAN HIGHER-QUALITY SECURITIES, AND MAY PRESENT LIQUIDITY AND VALUATION PROBLEMS.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Each Fund's primary investments are summarized below:



         Morgan Grenfell International Equity Fund invests primarily in equity and equity-related securities of companies in countries other than the United States.

         Morgan Grenfell Global Equity Fund invests primarily in equity and equity-related securities of companies throughout the world.

         Morgan Grenfell European Equity Fund invests primarily in equity and equity-related securities of companies in Europe.

         Morgan Grenfell Pacific Basin Equity Fund invests primarily in equity and equity-related securities of companies in Pacific Basin countries.

         Morgan Grenfell International Small Cap Equity Fund invests primarily in equity and equity-related securities of small capitalization companies in countries other than the United States.

         Morgan Grenfell Japanese Small Cap Equity Fund invests primarily in equity and equity-related securities of small capitalization companies in Japan.

         Morgan Grenfell European Small Cap Equity Fund invests primarily in equity and equity-related securities of small capitalization companies in Europe.

         Morgan Grenfell Emerging Markets Equity Fund invests primarily in equity and equity-related securities of companies in countries with emerging securities markets.

         Morgan Grenfell Global Fixed Income Fund invests primarily in fixed income securities of issuers throughout the world.

         Morgan Grenfell International Fixed Income Fund invests primarily in fixed income securities of issuers in countries other than the United States.

         Morgan Grenfell Emerging Markets Debt Fund invests primarily in fixed income securities of issuers in countries with emerging securities markets.

                                [GRAPHIC-ENDNOTE]

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Expense Information                                                         1
Financial Highlights                                                        3
Introduction to the Funds                                                   4
Investment Objectives and Polices                                           7
Description of Securities and Investment Techniques                        14
  and Related Risks
Additional Investment Information                                          28
Management of the Funds                                                    29
Purchase of Shares                                                         32
Redemption of Shares                                                       34
Net Asset Value                                                            36
Dividends, Distributions and Taxes                                         37
Organization and Shares of the Trust                                       38
Performance Information                                                    39
Appendix A...........................................                      A-1
Appendix B...........................................                      B-1
Appendix C...........................................                      C-1
Appendix D...........................................                      D-1

                              EXPENSE INFORMATION

                                                                                                       International    Japanese
    FUND NAME                                International     Global       European    Pacific Basin    Small Cap      Small Cap
                                              Equity Fund    Equity Fund   Equity Fund   Equity Fund    Equity Fund    Equity Fund
                                              -----------    -----------   -----------   -----------    -----------    -----------
Shareholder Transaction Expenses

Maximum Sales Charge
Imposed on Purchases........................      None           None          None          None           None           None

Maximum Sales Charge
Imposed on Reinvested Dividends.............      None           None          None          None           None           None

Deferred Sales Charge
Imposed on Redemptions......................      None           None          None          None           None           None

Exchange Fee................................      None           None          None          None           None           None

Annual Fund Operating Expenses
(as a percentage of average net assets
   after reduction of advisory fee)

Advisory fees...............................      0.70%          0.70%         0.70%         0.70%          1.00%          1.00%

Administration fees.........................      0.15%          0.15%         0.15%         0.15%          0.14%          0.15%

Other Expenses..............................      0.55%          0.55%         0.55%         0.55%          0.53%          0.55%

Reduction of Advisory Fee by Adviser*......      (0.50)%        (0.50)%       (0.50)%       (0.50)%        (0.42)%        (0.45)%

Net Fund Operating Expenses.................      0.90%          0.90%         0.90%         0.90%          1.25%          1.25%

   (continued)                                 European       Emerging                  International    Emerging
    FUND NAME                                  Small Cap       Markets    Global Fixed      Fixed         Markets
                                              Equity Fund    Equity Fund   Income Fund   Income Fund     Debt Fund
                                              -----------    -----------   -----------   -----------    -----------
Shareholder Transaction Expenses

Maximum Sales Charge
Imposed on Purchases........................      None           None          None          None           None

Maximum Sales Charge
Imposed on Reinvested Dividends.............      None           None          None          None           None

Deferred Sales Charge
Imposed on Redemptions......................      None           None          None          None           None

Exchange Fee................................      None           None          None          None           None

Annual Fund Operating Expenses
(as a percentage of average net assets
   after reduction of advisory fee)

Advisory fees...............................      1.00%          1.00%         0.50%         0.50%          1.50%

Administration fees.........................      0.15%          0.14%         0.14%         0.25%          0.20%

Other Expenses..............................      0.55%          0.54%         0.53%         0.56%          0.81%

Reduction of Advisory Fee by Adviser*......      (0.45)%        (0.43)%       (0.42)%       (0.56)%        (1.01)%

Net Fund Operating Expenses.................      1.25%          1.25%         0.75%         0.75%          1.50%

*The Advisor has agreed to reduce its advisory fee to the extent necessary to limit Fund Operting Expenses of each Fund, on an annual basis, to the specified percentage of each Fund's assets shown in the above table as Net Fund Operating Expenses. The above table and the following Example reflect this voluntary agreement. In its sole discretion, the Advisor may terminate or modify this voluntary agreement at any time although the Advisor has no present intention of doing so. The purpose of this voluntary agreement is to enhance a Fund's total return during the period when, because of its smaller size, fixed expenses have a more significant impact on total return. If the Advisor's voluntary agreement were not in effect, the Fund Operating Expenses for each Fund would be as follows: International Equity Fund, 1.40%; Global Equity Fund, 1.40%; European Equity Fund, 1.40%; Pacific Basin Equity Fund, 1.40%; International Small Cap Equity Fund, 1.67%; Japanese Small Cap Equity Fund, 1.70%; European Small Cap Equity Fund, 1.70%; Emerging Markets Equity Fund, 1.68%; Global Fixed Income Fund, 1.17%; International Fixed Income Fund, 1.31% and Emerging Markets Debt Fund, 2.51%.

Example:

         Investors would pay the following expenses on a $1,000(1) investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                                          1         3         5        10
                                                                        Year      Years     Years     Years
                                                                        ----      -----     -----     -----
      Morgan Grenfell International Equity Fund                          $ 9       $29       $50      $111
      Morgan Grenfell Global Equity Fund                                 $ 9       $29       $50      $111
      Morgan Grenfell European Equity Fund                               $ 9       $29       $50      $111
      Morgan Grenfell Pacific Basin Equity Fund                          $ 9       $29       $50      $111
      Morgan Grenfell International Small Cap Equity Fund                $13       $40       $69      $151
      Morgan Grenfell Japanese Small Cap Equity Fund                     $13       $40       $69      $151
      Morgan Grenfell European Small Cap Equity Fund                     $13       $40       $69      $151
      Morgan Grenfell Emerging Markets Equity Fund                       $13       $40       $69      $151
      Morgan Grenfell Global Fixed Income Fund                           $ 8       $24       $42      $ 93
      Morgan Grenfell International Fixed Income Fund                    $ 8       $24       $42      $ 93
      Morgan Grenfell Emerging Markets Debt Fund                         $15       $47       $82      $179

(1) The minimum initial investment required for each Fund is $250,000. Exchanges may be made in amounts as low as $50,000. See "Purchase of Shares-- Exchange Privilege".

         The purpose of the Expense Information Table and Example is to assist investors in understanding the various direct and indirect costs and expenses that an investment in a Fund will bear. For Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell International Fixed Income Fund and Morgan Grenfell Emerging Markets Debt Fund, "Other Expenses" included in the Expense Information Table and Example are estimates for the fiscal year ending October 31, 1995 that are based on actual expenses incurred during the fiscal period ended October 31, 1994. For the other Funds, which had no operating history during such period, "Other Expenses" are based solely on estimates for the current fiscal year ending October 31, 1995 (assumes each Fund has average net assets of $25 million for such year). The Example assumes reinvestment of all dividends and distributions and that the percentage amounts listed in the Expense Information Table remain the same each year. If the Adviser were to discontinue its voluntary fee waivers, the expenses contained in the Example could increase.

         The Example is designed for information purposes only, and should not be considered a representation of future expenses or return for any Fund. Actual expenses and return vary from year to year and may be higher or lower than those shown. For further information regarding advisory and administration fees, and other expenses of the Funds, see "Management of the Funds."

                              FINANCIAL HIGHLIGHTS

     Set forth below are selected unaudited data for (1) an outstanding share of each of Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell International Fixed Income Fund and Morgan Grenfell Emerging Markets Debt Fund (formerly named Morgan Grenfell Emerging Markets Fixed Income Fund) during the 6-month period ended April 30, 1995; (2) an outstanding share of Morgan Grenfell European Small Cap Equity Fund during the period from its inception to April 30, 1995; and (3) an outstanding share of Morgan Grenfell International Equity Fund during the period from its inception to September 30, 1995. Selected data for an outstanding share of each of the above Funds (other than European Small Cap Equity Fund and International Equity Fund) during the period from its inception to October 31, 1994 are also set forth below. The data for periods ended October 31, 1994 has been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified.

     The information set forth below should be read in conjunction with the financial statements and notes thereto which appear in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling 1-800-814-3401. No information is presented below for the Funds that had not commenced operations by June 30, 1995.

For a Share Outstanding Throughout Each Period (T)
                                                                             Net
                                                   Net Asset      Net      Realized   Distributins   Distributions
                                                     Value    Investment     and        from Net     from Realized    Net Asset
                                                   Beginning    Income/   Unrealized   Investment       Capital       Value End
                                         Year      of Period     Loss    Gains/Losses  Income (8)        Gains        of Period
                                         ----      ---------     ----     ----------   ----------        -----        ---------
-----------------------------------
European Small Cap Equity Fund
-----------------------------------
                                         1995*(1)    $10.00     $ 0.12      $ 0.35       (0.01)            --           $10.46
-----------------------------------
International Small Cap Equity Fund
-----------------------------------
                                         1995*       $10.35     $ 0.01      $(1.30)      (0.04)          (0.22)         $ 8.80
                                         1994(2)     $10.00     $ 0.02      $ 0.33         --              --           $10.35
-----------------------------------
Emerging Markets Equity Fund
-----------------------------------
                                         1995*       $11.00     $ 0.01      $(2.31)      (0.02)          (0.62)         $ 8.06
                                         1994(3)     $10.00     $(0.01)     $ 1.01         --              --           $11.00
-----------------------------------
Global Fixed Income Fund
-----------------------------------
                                         1995*       $ 9.85     $ 0.35      $ 0.66       (0.20)            --           $10.66
                                         1994(4)     $10.00     $ 0.25      $(0.40)        --              --           $ 9.85
-----------------------------------
International Fixed Income Fund
-----------------------------------
                                         1995*       $ 9.94     $ 0.21      $ 0.77       (0.05)            --           $10.87
                                         1994(5)     $10.00     $ 0.29      $(0.35)        --              --           $ 9.94
-----------------------------------
Emerging Markets Debt Fund
-----------------------------------
                                         1995*       $10.19     $ 0.20      $(0.79)      (0.11)          (0.01)         $ 9.48
                                         1994(6)     $10.00     $ 0.13      $ 0.06         --              --           $10.19
-----------------------------------
International Equity Fund
-----------------------------------
                                         1995(7)**   $10.00     $ 0.07      $ 0.99         --              --           $11.06






(continued)
                                                                                                        Ratio of Net
                                                                                             Ratio of    Investment
                                                                              Ratio of Net   Expenses   Income(Loss)
                                                                  Ratio of     Investment   to Average   to Average
                                                   Net Assets   Expenses to   Income(Loss)  Net Assets   Net Assets    Portfolio
                                          Total      End of       Average      to Average   (Excluding   (Excluding     Turnover
                                         Return   Period (000)   Net Assets    Net Assets    Waivers)     Waivers)       Rate
                                         ------   ------------   ---------     ----------    --------     --------       ----
-----------------------------------
European Small Cap Equity Fund
-----------------------------------
                                          4.75%     $ 7,336        1.25%          1.40%        2.33%        0.32%         14%
-----------------------------------
International Small Cap Equity Fund
-----------------------------------
                                        (12.62)%    $58,107        1.25%          0.18%        1.58%       (0.15)%        37%
                                          3.50%     $68,798        1.25%          0.34%        1.67%       (0.08)%        41%
-----------------------------------
Emerging Markets Equity Fund
-----------------------------------
                                        (21.48)%    $67,282        1.25%         (0.16)%       1.61%       (0.52)%        16%
                                         10.00%     $56,892        1.36%         (0.12)%       1.79%       (0.55)%        45%
-----------------------------------
Global Fixed Income Fund
-----------------------------------
                                         10.46%     $80,508        0.83%          5.89%        0.98%        5.74%         79%
                                         (1.50)%    $53,915        0.85%          5.71%        1.28%        5.28%        173%
-----------------------------------
International Fixed Income Fund
-----------------------------------
                                          9.81%     $21,235        0.83%          5.00%        1.33%        4.50%        103%
                                         (0.60)%    $15,238        0.85%          5.66%        1.42%        5.09%        130%
-----------------------------------
Emerging Markets Debt Fund
-----------------------------------
                                         (5.88)%    $47,627        1.90%          9.68%        2.06%        9.52%        122%
                                          1.90%     $16,248        1.90%          7.04%        2.60%        6.34%         52%
-----------------------------------
International Equity Fund
-----------------------------------
                                         10.60%     $ 2,766        0.90%          1.85%        2.99%       (0.24)%        13%

  * Unaudited data, for the Period ended April 30, 1995
 ** Unaudited data for the Period ended September 30, 1995
(1) European Small Cap Equity Fund commenced operations on 11/1/94.
(2) International Small Cap Equity Fund commenced operations on 1/3/94.
(3) Emerging Markets Equity Fund commenced operations on 2/2/94.
(4) Global Fixed Income Fund commenced operations on 1/3/94.
(5) International Fixed Income Fund commenced operations on 3/15/94.
(6) Emerging Markets Debt Fund commenced operations on 8/4/94.
(7) International Equity Fund commenced operations on 5/15/95.
(8) Distributions from net investment income include distributions of certain foreign currency gains and losses.
(T) All ratios, excluding total return and portfolio turnover rate are annualized.

                           INTRODUCTION TO THE FUNDS


         Morgan Grenfell Investment Trust (the "Trust") offers a number of mutual funds, each of which is a separate series of the Trust. This prospectus relates solely to shares of the Funds. Information regarding the Trust's other mutual funds (the "Domestic Funds"), which invest primarily in U.S. securities markets, is contained in a separate prospectus that may be obtained by calling 1-800-814-3401.

         Under normal market conditions, the Funds will invest primarily in foreign securities. Investing primarily in foreign securities and across international borders presents growth opportunities and potentially higher returns than could be achieved by investing solely in the United States. Over the last three decades, the growth rates of many foreign economies have outpaced that of the United States. International investing permits participation in the economies of countries with business cycles and stock and bond market performance often different from that in the United States and, with more than one-half of the world's stock and bond market value outside the United States, it can help broaden the investments of a portfolio otherwise solely invested in domestic securities. International investments also involve certain risks not normally associated with domestic investments. The Funds are designed for long-term investors comfortable with the special risk and return characteristics of investing internationally. See "Description of Securities and Investment Techniques and Related Risks."

         MGIS, a member of the London-based Deutsche Morgan Grenfell Group, serves as the investment adviser to each of the Funds. The London-based Deutsche Morgan Grenfell Group has been managing international investments for over thirty years and now has over US$ 80 billion of assets under management. Within the Deutsche Morgan Grenfell Group, MGIS has specialized in delivering international investment management services to U.S. investors in both equity and fixed income markets.

Geographic and Issuer Focus

         For purposes of each Fund's investment objective and policies, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country.

         European Equity Fund, Pacific Basin Equity Fund, Japanese Small Cap Equity Fund and European Small Cap Equity Fund focus their respective investments in the particular region or country reflected in their names. In contrast, International Equity Fund, Global Equity Fund, International Small Cap Equity Fund, Global Fixed Income Fund and International Fixed Income Fund may spread their investments across world markets.

         International Small Cap Equity Fund, Japanese Small Cap Equity Fund and European Small Cap Equity Fund focus their investments on equity securities of companies with market capitalizations that are small relative to the market capitalizations of other issuers in the same market. Each of these Funds has its own policy regarding what constitutes a small capitalization company. See "Investment Objective and Policies." Small capitalization companies may offer greater opportunities for capital growth than larger, more mature companies, but investments in small capitalization companies also involve special risks. See "Description of Securities and Investment Techniques and Related Risks--Small Capitalization Companies."

         Emerging Markets Equity Fund and Emerging Markets Debt Fund seek to attain their objectives by focusing on what are, in the Adviser's view, the most promising markets and companies in the world's rapidly developing countries. While emerging markets are highly volatile and subject to change with political or economic developments, a number of emerging markets have significantly outperformed the world's major stock and bond markets over the past several years.

         Each of the Fixed Income Funds is non-diversified under the Investment Company Act of 1940 (the "1940 Act") and, therefore, may be more susceptible than the Equity Funds to developments affecting any single issuer of portfolio securities. See "Description of Securities and Investment Techniques and Related Risks--Diversification." Each of the Equity Funds is diversified under the 1940 Act.

         Certain of the Funds have no operating history and there can be no assurance that a Fund will achieve its investment objective.

Selection of Portfolio Securities

         Equity and Equity-Related Securities. Equity and equity-related securities in which the Equity Funds may invest include common stock, preferred stock, and warrants, purchased call options and other rights to acquire stocks. See "Description of Securities and Investment Techniques and Related Risks." In selecting equity and equity-related securities for the Equity Funds' portfolios, the Adviser will focus on those companies which have earnings growth that, in the Adviser's view, has not been sufficiently reflected in the market price of the security. The Equity Funds may also invest in equity and equity-related securities where the fundamental value of the issuer is believed to be greater than its current market price. Fundamental value will be determined by taking into account various factors including earnings per share, the ratio of book value to market price, and the company's cash flow and dividend yield. While individual security selection is an important part of the investment process, macro-economic factors such as prospects for relative economic growth among countries, regions or geographic areas, expected levels of inflation and political policies influencing business conditions will also be considered.

         Fixed Income Securities. Fixed income securities in which the Equity Funds and Fixed Income Funds may invest include U.S. and foreign government securities and corporate fixed income securities. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities." In managing the Fixed Income Funds, the Adviser uses a top-down approach which gives primary emphasis to the relative attractiveness of bond markets and currencies. Markets are selected after consideration is given to their risk and return outlook under various economic scenarios. Currencies are evaluated separately, and the underlying currency mix of each Fund's position in fixed income securities generally is designed to enhance returns during periods of relative U.S. dollar weakness and to protect return during periods of relative U.S. dollar strength. These investment decisions require consideration of macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate. The Adviser also considers the characteristics of individual securities and issuers.

         The fixed income securities in which each Fund may invest may have stated maturities ranging from overnight to forty years. Each Fixed Income Fund's weighted average maturity will vary based upon the Adviser's assessment of economic and market conditions.

Investment Techniques and Related Risks

         Foreign Securities. Investing in the securities of foreign issuers and of companies whose securities are principally traded outside the United States involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. For example, in many foreign countries, securities markets are less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. Also, in many foreign countries, there is less publicly available information about foreign issuers. Moreover, the value of the securities of foreign issuers held in a Fund's portfolio will be affected by changes in currency exchange rates, which may be incurred due to either changes in securities prices expressed in local currencies or due to movements in exchange rates, or both. See "Description of Securities and Investment Techniques and Related Risks--Foreign Securities."

         Foreign Currency Transactions. To manage exposure to fluctuations in currency exchange rates and, in some circumstances, to seek to profit from exchange rate fluctuations, each Fund may employ certain currency management techniques, including forward foreign currency exchange contracts, options and futures on currencies and currency swaps. These transactions are considered speculative when entered into for non-hedging purposes. In addition, each Fund may also employ a variety of active investment management techniques, including entering into options, futures, options on futures, interest rate swaps and when-issued and forward commitment transactions in order to hedge its positions against potential adverse changes in future foreign currency exchange rates and for non-hedging purposes. Engaging in these transactions entails special risks. See "Description of Securities and Investment Techniques and Related Risks--Currency Management Techniques."

         Fixed Income Securities. The net asset value of the shares of the Funds investing in fixed income securities will change in response to fluctuations in interest rates and in currency exchange rates. When interest rates decline, the value of fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities generally can be expected to decline. The performance of investments in fixed income securities denominated in a foreign currency generally can be expected to increase when the value of the foreign currency appreciates. A rise in foreign interest rates or a decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Fund's investments in securities denominated in a foreign currency. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities."

         Lower Quality Fixed Income Securities. The Emerging Markets Debt Fund may invest in fixed income securities which are unrated or rated in the lowest rating categories by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Securities rated BB or Ba or below (or comparable unrated securities) are considered speculative, and payments of principal and interest thereon may be questionable. In some cases, these securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities."

         Temporary Defensive Investments. When market conditions warrant, in the judgment of the Adviser, each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in U.S. and Canadian dollars, U.S. Government securities maturing within one year (including repurchase agreements collateralized by such securities) and commercial paper of U.S. or foreign issuers, cash equivalents and certain high grade fixed income securities. See "Description of Securities and Investment Techniques and Related Risks--Temporary Defensive Investments."


INVESTMENT OBJECTIVES AND POLICIES

International Equity Fund

         The investment objective of the International Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies located in countries other than the United States. The Fund will focus on securities traded in equity markets of the countries represented in the Morgan Stanley Capital International-Europe Australia Far East Index (the "EAFE(R) Index") but may decide, on a stock-specific basis, to make investments in other foreign markets. The EAFE(R) Index includes the equity markets of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and equity-related securities of companies in at least three foreign countries.

         The Fund may invest more than 25% of its total assets in each of Japan and the United Kingdom. The concentration of the Fund's investments in these countries will cause the Fund to be particularly susceptible to the effects of political and economic developments in Japan and the United Kingdom. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration" and Appendix A to this Prospectus.

         Up to 35% of the Fund's total assets may be invested in investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), cash equivalents and equity and equity-related securities of issuers located in the United States.

Global Equity Fund

         The investment objective of the Global Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies in at least three countries. These countries may include Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, the United States, Canada, Mexico, Japan, Hong Kong, Singapore, Australia, Malaysia, Indonesia, the Philippines, Thailand, and New Zealand. At the discretion of the Adviser, the Fund may invest in equity and equity-related securities of companies located in other countries.

         The Fund may invest more than 25% of its total assets in each of Japan, the United States and the United Kingdom. The concentration of the Fund's investments in these countries will cause the Fund to be particularly susceptible to the effects of political and economic developments in Japan, the United

States and the United Kingdom. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration" and Appendix A to this Prospectus.

         Up to 35% of the Fund's total assets may be invested in cash equivalents and investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser) of issuers located anywhere in the world.

European Equity Fund

         The investment objective of the European Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies located in European countries, including Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. At the discretion of the Adviser, the Fund may invest in equity and equity-related securities of companies located in other European countries.

         The Fund may invest more than 25% of its total assets in each of France, Germany and the United Kingdom, reflecting the dominance of these countries' stock markets in Europe. The concentration of the Fund's investments in these countries will cause the Fund to be particularly susceptible to the effects of political and economic developments in France, Germany and the United Kingdom. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration" and Appendix A to this Prospectus.

         Up to 35% of the Fund's total assets may be invested in investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), cash equivalents and equity and equity-related securities of issuers located in non-European countries, including the United States.

Pacific Basin Equity Fund

         The investment objective of the Pacific Basin Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies located in Pacific Basin countries, including Japan, Australia, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, Indonesia, Taiwan, South Korea and New Zealand. At the discretion of the Adviser, the Fund may invest in other Pacific Basin countries.

         The Fund may invest more than 25% of its total assets in each of Japan and Hong Kong, reflecting the dominance of these stock markets in the Pacific Basin. The concentration of the Fund's investments in Japan and Hong Kong will cause the Fund to be particularly susceptible to the effects of political and economic developments in Japan, Hong Kong and China. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration" and Appendix A to this Prospectus.

         Up to 35% of Fund's total assets may be invested in investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), cash equivalents and equity and equity-related securities of issuers located in countries outside the Pacific Basin, including the United States.

International Small Cap Equity Fund

         The investment objective of the International Small Cap Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of small capitalization companies located in countries other than the United States. Small capitalization companies are those ranked according to market capitalization in the bottom 20% of issuers listed on a stock exchange and companies listed on a secondary market (e.g., the Tokyo Stock Exchange Second Section, the Singapore SESDAQ Market) or over-the-counter market.

         The Fund will focus on companies located in countries represented in the FT-A Euro Pacific Index, but may decide, on a stock-specific basis, to make investments in companies located outside of these countries. The FT-A Euro Pacific Index includes the equity markets of Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Norway, Spain, Sweden, Switzerland, the United Kingdom, Japan, Hong Kong, Singapore, Malaysia, Australia and New Zealand. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and equity-related securities issued by small capitalization companies in at least three different foreign countries.

         The Fund may invest more than 25% of its total assets in each of Japan and the United Kingdom. The concentration of the Fund's investments in these countries will cause the Fund to be particularly susceptible to the effects of political and economic developments in Japan and the United Kingdom. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration" and Appendix A to this Prospectus.

         Up to 35% of the Fund's total assets may be invested in investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), cash equivalents and equity and equity-related securities of large and medium capitalization companies located outside the United States and companies of any size located in the United States.

Japanese Small Cap Equity Fund

         The investment objective of the Japanese Small Cap Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of small capitalization companies located in Japan. Small capitalization companies are those ranked according to market capitalization in the bottom 20% of issuers listed on the Tokyo Stock Exchange and companies listed on a Japanese secondary market (e.g., the Tokyo Stock Exchange Second Section) or over-the-counter market. The concentration of the Fund's investments in Japanese companies will cause the Fund to be particularly susceptible to the effects of social, political and economic events that occur in Japan.

See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration."

         Up to 35% of the Fund's total assets may be invested in investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), cash equivalents and equity and equity-related securities of issuers of any size located in countries other than Japan, including the United States.

European Small Cap Equity Fund

         The investment objective of the European Small Cap Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of small capitalization companies located in European countries, including Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. At the discretion of the Adviser, the Fund may invest in other European countries. Small capitalization companies are those ranked according to market capitalization in the bottom 20% of issuers listed on a European stock exchange and companies listed on a European secondary market or over-the-counter market.

         The Fund may invest more than 25% of its total assets in each of Germany, France and the United Kingdom, reflecting the dominance of these countries' stock markets in Europe. The concentration of the Fund's investments in these countries will cause the Fund to be particularly susceptible to the effects of political and economic developments in Germany, France and the United Kingdom. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration" and Appendix A to this Prospectus.

         Up to 35% of the Fund's total assets may be invested in investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), cash equivalents and equity and equity-related securities of issuers of any size located in non-European countries, including the United States.

Emerging Markets Equity Fund

         The investment objective of the Emerging Markets Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies that are located in countries with emerging securities markets; that is, countries with securities markets that are, in the opinion of the Adviser, emerging as investment markets but that have yet to reach a level of maturity associated with developed foreign stock markets, especially in terms of foreign investor participation. Countries with emerging securities markets include:
Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay,

Venezuela and Vietnam. At the discretion of the Adviser, the Fund may invest in other countries with emerging securities markets.

         Investments in securities of companies located in countries with emerging securities markets may offer greater opportunities for capital growth than investments in securities traded in developed markets. However, investing in emerging securities markets also involves risks that are not present in developed markets. See "Description of Securities and Investment Techniques and Related Risks--Foreign Securities."

         The Fund may invest more than 25% of its total assets in each of Brazil, Malaysia and Mexico. The concentration of the Fund's investments in these countries will cause the Fund to be particularly susceptible to the effects of political and economic developments in Brazil, Malaysia and Mexico. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration" and Appendix A to this Prospectus.

         Up to 35% of the Fund's total assets may be invested in investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), cash equivalents and equity and equity-related securities of issuers traded in developed markets, including the U.S. securities markets.

Global Fixed Income Fund

         The investment objective of the Global Fixed Income Fund is to maximize total return, emphasizing current income and, to a lesser extent, providing opportunities for capital growth consistent with reasonable investment risk. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in fixed income securities of issuers in at least three countries, which may include: Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, the United States, Canada, Japan, Australia and New Zealand. At the discretion of the Adviser, the Fund may invest in fixed income securities of issuers located in other countries.

         The fixed income securities in which the Fund invests consist primarily of high grade debt obligations of foreign governments or their agencies, instrumentalities, political subdivisions and authorities; debt obligations issued or guaranteed by international or supranational entities; U.S. Government securities and high grade fixed income securities of U.S. and foreign corporate issuers. High grade securities include securities rated within the three highest grades by Moody's (Aaa, Aa and A), Standard & Poor's (AAA, AA and A) or comparable rating agency or, if unrated, determined to be of comparable quality by the Adviser. The Fund may invest up to 10% of its total assets in governmental and corporate fixed income securities that are rated in the fourth highest grade by Moody's (Baa), Standard & Poor's (BBB) or comparable rating agency or, if unrated, determined to be of comparable quality by the Adviser. Securities rated in the fourth highest grade by any of the major rating agencies have speculative characteristics. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities" for a description of these risks and Appendix B to this Prospectus for a description of the various ratings categories.

         The Fund may invest more than 25% of its total assets in each of Japan, the United States, Germany and the United Kingdom. The concentration of the Fund's investments in these countries will cause the Fund to be particularly susceptible to the effects of political and economic developments in Japan, the United States, Germany and the United Kingdom. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration" and Appendix A to this Prospectus.

         Up to 35% of the Fund's total assets may be invested in cash equivalents.

International Fixed Income Fund

         The investment objective of the International Fixed Income Fund is to maximize total return, emphasizing current income and, to a lesser extent, providing opportunities for capital growth consistent with reasonable investment risk. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in fixed income securities of issuers in at least three countries other than the United States, including Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, Canada, Japan, Australia, and New Zealand. At the discretion of the Adviser, the Fund may invest in fixed income securities of issuers located in other foreign countries.

         The fixed income securities in which the Fund invests consist primarily of high grade debt obligations of foreign governments or their agencies, instrumentalities, political subdivisions and authorities; debt obligations issued or guaranteed by international or supranational entities and high grade fixed income securities of foreign corporate issuers. High grade securities include securities rated within the three highest grades by Moody's (Aaa, Aa and A), Standard & Poor's (AAA, AA and A) or comparable rating agency or, if unrated, determined to be of comparable quality by the Adviser. The Fund may invest up to 10% of its total assets in governmental and corporate fixed income securities that are rated in the fourth highest grade by Moody's (Baa), Standard & Poor's (BBB) or comparable rating agency or, if unrated, determined to be of comparable quality by the Adviser. Securities rated in the fourth highest grade by any of the major rating agencies have speculative characteristics. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities" for a description of these risks and Appendix B attached to this Prospectus for a description of the various ratings categories.

         The Fund may invest more than 25% of its total assets in each of Germany, France, Japan, Italy and the United Kingdom. The concentration of the Fund's investments in these countries will cause the Fund to be particularly susceptible to the effects of political and economic developments in Germany, France, Japan, Italy and the United Kingdom. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration" and Appendix A to this Prospectus.

         Up to 35% of the Fund's total assets may be invested in fixed income securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Emerging Markets Debt Fund

         The investment objective of the Emerging Markets Debt Fund is to maximize total return. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in fixed income securities of issuers located in countries with emerging securities markets, including Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cyprus, Czech

Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Thailand, Turkey, Uruguay, Venezuela and Vietnam. At the discretion of the Adviser, the Fund may invest in fixed income securities of issuers in other countries that have emerging securities markets. Investments in emerging securities markets may offer greater opportunities for total return than investments in securities traded in developed markets. However, investing in emerging securities markets also involves risks that are not present in developed markets. See "Description of Securities and Investment Techniques and Related Risks--Foreign Securities."

         Under normal market conditions, the Fund's investments in emerging securities markets will consist principally of (i) loans, debt instruments and fixed income securities issued or guaranteed by sovereign governments or their agencies and instrumentalities, (ii) sub-participations in such loans, debt instruments and fixed income securities and (iii) financial instruments, such as call options, the value of which are dependent on the prices of such loans, debt instruments and fixed income securities. The loans and debt instruments in which the Fund may invest may be denominated in a major currency, such as the U.S. dollar or the German Deutschemark, or in the local currency. The price of loans and debt instruments denominated in a local currency may be linked to the value of a major currency. The Fund's investments may include so-called "Brady Bonds," which recently have been issued by the governments of Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, as well as non-performing or semi-performing instruments with potential to be converted into securities under a Brady plan or otherwise to appreciate in value as debt servicing prospects improve. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities." The Fund's investments in emerging securities markets may also include fixed income securities of companies located in countries with emerging securities markets.

         Fixed income securities in which the Fund may invest may be of any credit quality, including securities not paying interest currently, zero coupon bonds, securities that pay interest in the form of other securities (i.e., "pay in kind" or PIK securities) and securities in default. Fixed income securities having low credit quality involve greater price volatility and risk of loss of principal and income. For a description of these and other risks of investing in lower quality fixed income securities, see "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities." See Appendix B to this Prospectus for a description of the various ratings categories of Moody's and Standard & Poor's.

         The Fund may invest more than 25% of its total assets in each of Mexico and Brazil. The concentration of the Fund's investments in these countries will cause the Fund to be particularly susceptible to the effects of political and economic developments in Mexico and Brazil. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Concentration" and Appendix A to this Prospectus.

         Up to 35% of the Fund's total assets may be invested in fixed income securities issued or guaranteed by the U.S. Government.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES AND RELATED RISKS

Foreign Securities

         General. Subject to their respective investment objectives and policies, the Funds may invest in securities of foreign issuers, including U.S. dollar-denominated and non-dollar denominated foreign equity and fixed income securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks. While investments in securities of foreign issuers and non-U.S. dollar denominated securities may offer investment opportunities not available in the United States, such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to the Funds' investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.

         To the extent the Funds' investments are denominated in foreign currencies, the Funds' net asset values may be affected favorably or unfavorably by fluctuations in currency exchange rates and by changes in exchange control regulations. For example, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Adviser's currency management may result in increased losses to the Fund. Similarly, if the Adviser hedges a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Funds will incur transaction costs in connection with conversions between currencies.

         Investments in American, European, Global and International Depository Receipts. The Funds may invest in foreign securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or International Depository Receipts ("IDRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

         Investments in Emerging Markets. Each of the Funds, with the exception of the Japanese Small Cap Equity Fund, may invest to varying degrees in one or more countries with emerging securities markets. These countries are located in Latin America, Europe, the Middle East, Africa and Asia.

Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Funds' investments in these countries illiquid and more volatile than investments in most Western European countries, and the Funds may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Funds' ability to invest in securities of certain issuers located in those countries.

         Region and Country Concentration. Each Fund may concentrate its investments in a particular region and/or in one or more foreign countries. Concentration of a Fund's investments in a particular region or country will subject the Fund, to a greater extent than if its investments in such region or country were more limited, to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that region or country. For information about the foreign countries in which the Funds may concentrate their investments, including information concerning the risks of concentrating in each such country, see Appendix A to this Prospectus.

Currency Management Techniques

         General. The performance of foreign currencies relative to that of the U.S. dollar is an important factor in each Fund's performance and the Adviser may manage the Fund's exposure to various currencies to seek to take advantage of the yield, risk and return characteristics that different currencies can provide. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well, notwithstanding the performance of a Fund's underlying assets. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments in that country.

         To manage exposure to currency exchange rate fluctuations, the Funds may enter into forward foreign currency exchange contracts or currency swap agreements, purchase securities indexed to foreign currencies, and buy and sell options and futures contracts relating to foreign currencies and options on such futures contracts. See "Forward Foreign Currency Transactions," "Interest Rate and Currency

Swaps," "Options" and "Futures and Options on Futures" below. The Funds use currency hedging techniques in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. Other currency management strategies allow the Adviser to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. There is no overall limitation on the amount of assets that any of the Funds may commit to currency management strategies. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser will do so at an appropriate time or that the Adviser will be able to predict exchange rates accurately.

         Securities held by a Fund are generally denominated in the currency of the foreign market in which the investment is made. However, securities held by a Fund may be denominated in the currency of a country other than the country in which the security's issuer is located. For example, Emerging Markets Debt Fund often purchases foreign securities that are denominated in U.S. dollars. The Funds may also invest in securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member countries of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in their relative values. In addition, the Fund may invest in securities denominated in other currency "baskets."

         Forward Foreign Currency Transactions. Each of the Funds may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts ("forward currency contracts") to purchase or sell foreign currencies. A Fund may purchase or sell forward currency contracts for hedging purposes and also for non-hedging purposes when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio. When purchased or sold for non-hedging purposes, forward currency contracts are speculative.

         Each Fund may enter into forward currency contracts to purchase foreign currency to protect against an anticipated rise in the U.S. dollar price of securities that it intends to purchase. A Fund may enter into contracts to sell foreign currency to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of the foreign currency against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.

         If a Fund enters into a forward currency contract to sell foreign currency for non-hedging purposes or to buy foreign currency for any purpose, the forward currency contract generally will not have a term greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

         When a Fund enters into a forward currency contract to sell foreign currency for non-hedging purposes or to buy foreign currency for any purpose, the Fund will be required to place cash, U.S. Government securities or liquid, high grade debt securities in a segregated account, which will be marked to market daily, in an amount equal to the value of the total assets committed to the consummation of the forward currency contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

         Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. The Funds will not enter into forward currency contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is determined to be investment grade by the Adviser. The Adviser will monitor the claims-paying ability of the counterparty on an ongoing basis.

         A Fund may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. For example, a Fund wishing to acquire a particular security that is denominated in French Francs, but wishing to seek exposure to a second currency and not the Franc, may simultaneously enter into a forward contract to sell an equivalent value of Francs in exchange for such foreign currency. Synthetic investment positions will typically involve the purchase of U.S. dollar-denominated securities together with a forward contract to purchase the currency to which the Fund seeks exposure and to sell U.S. dollars. This may be done because the range of highly liquid short-term instruments available in the U.S. may provide greater liquidity to a Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on
(a) each Fund's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of a Fund's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company. See "Taxes."

         There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the U.S. dollar-denominated security is not exactly matched with a Fund's obligation under a forward currency contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in U.S. dollars. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so.

         Position-Hedging and Cross-Hedging. At the discretion of the Adviser, each of the Fixed Income Funds may employ currency hedging strategies known as "cross-hedging" and "position-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund acts to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.

         When engaging in position-hedging, a Fund will sell U.S. dollars and buy foreign currency forward in order to gain exposure to a currency which is expected to appreciate against the U.S. dollar. This speculative strategy allows a Fund to benefit from currency appreciation potential without requiring it to purchase a local fixed income instrument, for which prospects may be relatively unattractive. It is the Adviser's intention that each Fund's net U.S. dollar currency exposure generally will not fall below zero (i.e., that net short positions in the U.S. dollar generally will not be taken).

         For a description of the Funds' transactions in currency options, futures and swaps, see "Options--Currency Options," "Futures Contracts and Options on Futures Contracts" and "Interest Rate and Currency Swaps."

Small Capitalization Companies

         The Japanese Small Cap Equity Fund, the European Small Cap Equity Fund and the International Small Cap Equity Fund each invests a significant portion of its assets in smaller, lesser-known, foreign companies which the Adviser believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

Options

         Written Options. Each Fund may write (sell) covered put and call options on equity and fixed income securities and enter into related closing transactions. A Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by a Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by a Fund are covered, which means that the Fund will own the securities subject to the option as long as the call option is outstanding, or, in the case of a put option, that the Fund will deposit cash or cash equivalents or a combination of both in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

         Purchased Options. The Funds may also purchase put and call options on securities. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of portfolio securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

         Each Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a

Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain.

         The Funds may purchase and sell options traded on recognized foreign exchanges. The Funds may also purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter.

         Yield Curve Options. The Funds may enter into options on the yield spread, or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

         Currency Options. The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) to manage portfolio exposure to changes in U.S. dollar exchange rates. Call options on foreign currency written by a Fund will be covered, which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will deposit cash or cash equivalents or a combination of both in a segregated account with the custodian in an amount equal to the amount the Fund would be required to pay upon exercise of the put option.

Stock Index Options

         The Funds may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known foreign stock indices are the Toronto Stock Exchange Composite 100 and the Financial Times Stock Exchange 100. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

         When a Fund writes an option on a stock index, it will deposit cash or cash equivalents or a combination of both in an amount equal to the market value of the option, in a segregated account, which will be marked to market daily, with the custodian, and will maintain the account while the option is open.

Futures Contracts and Options on Futures Contracts

         When deemed advisable by the Adviser, each of the Funds may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Funds may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. A Fund may engage in futures and related options transactions for bona fide hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. A Fund will not enter into futures contracts or options thereon for non-hedging purposes, if immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Funds to purchase securities or currencies, require the Funds to segregate assets with a value equal to the amount of the Fund's obligations.

Limitations and Risks Associated With Transactions In Forward Foreign Currency Exchange Contracts, Options, Futures Contracts and Options on Futures Contracts

         Each of the Funds' active management techniques involves (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices or exchange rates by the Adviser may cause a Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Securities and Exchange Commission (the "Commission"), each Fund will limit its investments in illiquid securities to 15% of the Fund's net assets and treat over-the-counter options as illiquid securities subject to this limitation. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of the illiquid securities may be calculated with reference to the formula price.

         The use of options, futures and forward currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

         Except as set forth above under "Futures Contracts and Options on Futures Contracts" there is no limit on the percentage of a Fund's assets that may be invested in futures contracts and related options or forward currency contracts. A Fund may not invest more than 25% of its total assets in purchased protective put options nor more than 5% of its total assets in purchased options other than protective put options. A Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" in the Statement of Additional Information.

Fixed Income Securities

         General. In order to achieve their respective investment objectives, the Funds may invest in a broad range of U.S. and non-U.S. fixed income securities. In periods of declining interest rates, a Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to each Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. The Funds may invest up to 5% of their net assets in inverse floating rate securities, which have greater volatility risk than ordinary fixed income securities.

         Risk Factors of Lower Quality Securities. The Emerging Markets Debt Fund may invest in U.S. and foreign fixed income securities receiving a Standard & Poor's rating of BBB or lower, a Moody's rating of Baa or lower, or an equivalent rating. These securities are speculative and, while generally providing greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. Securities rated D by Standard & Poor's, Moody's or comparable rating agency are in default. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time. See "Taxes" in the Statement of Additional Information for special tax considerations associated with investing in high yield bonds structured as zero coupon or payment-in-kind securities.

         Lower quality fixed income securities will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult under certain adverse market conditions to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

         If a fixed income security, that at the time of purchase satisfied a Fund's minimum rating criteria, is subsequently downgraded, the Fund will not be required to dispose of the security. If such a downgrading occurs, however, the Adviser will consider what action, including the sale of the security, is in the best interest of the Fund. No Fund, other than the Emerging Markets Debt Fund, will continue to hold fixed income securities that have been downgraded below investment grade if more than 5% of that Fund's net assets would consist of such securities.

         Foreign Government Securities. The foreign government securities in which the Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational or quasi-governmental entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies. For a description of the risks associated with all investments in foreign securities, see "Foreign Securities" above.

         The Emerging Markets Debt Fund may also invest in so-called "Brady Bonds." The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

         Brady Bonds have recently been issued by Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela and may be issued by other countries. Over $50 billion in principal amount of

Brady Bonds have been issued to date, the largest proportion having been issued by Mexico and Venezuela. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. As of October 1, 1995, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize however, that Brady Bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

         Registered Loans. The Emerging Markets Debt Fund may invest in loan obligations issued or guaranteed by sovereign governments or their agencies and instrumentalities. The ownership of these loans is registered in the books of an agent bank and/or the borrower and transfers of ownership are effected by assignment agreements. Documentation for these assignments includes a signed notice of assignment, which is sent to the agent and/or borrower for registration shortly after the execution of the assignment agreement. Prior to the notice of assignment being registered with the agent and/or borrower, the borrower or its agent will make any payments of principal and interest to the last registered owner.

         Given the volume of secondary market trading in registered loans, the agent and/or borrower's books may be out of date, making it difficult for the Fund to establish whether the seller of a registered loan is the owner of the loan. For this reason, the Fund will require a contractual warranty from the seller to this effect. In addition, to assure the Fund's ability to receive principal and interest owed to it but paid to a prior holder because of delays in registration, the Fund will purchase registered loans only from parties that agree to pay the amount of such principal and interest to the Fund upon demand after the borrower's payment of such principal and interest to any prior holder has been established.

         Generally, registered loans trade in the secondary market with interest (i.e., the right to accrued but unpaid interest is transferred to purchasers). Occasionally, however, the Fund may sell a registered loan and retain the right to such interest ("sell a loan without interest"). To assure the Fund's ability to receive such interest, the Fund will make such sales only to parties that agree to pay the amount of such interest to the Fund upon demand after the borrower's payment of such interest to any subsequent holder of the loan has been established. In this rare situation, the Fund's ability to receive such interest (and, therefore, the value of shareholders' investments in the Fund attributable to such interest) will depend on the creditworthiness of both the borrower and the party who purchased the loan from the Fund.

         To further assure the Fund's ability to receive interest and principal on registered loans, the Fund will only purchase registered loans from, and sell loans without interest to, parties determined to be creditworthy by the Adviser. For purposes of the Fund's industry concentration policy, the Fund will treat the underlying borrower of a registered loan as an issuer of that loan. The Fund will also treat the party that sold the registered loan to the Fund as an issuer of that loan for purposes of this policy until the Fund becomes assured that its ownership of the loan has been registered. Where the Fund sells a loan without interest, it will treat both the borrower and the purchaser of the loan as issuers for purposes of this policy.

         U.S. Government Securities. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association ("FNMA")), or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

         The Funds may also invest in separately traded principal and interest components of U. S. Government securities if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government.

         Custodial Receipts. Each Fund may acquire custodial receipts which are typically issued by a custodian bank or investment brokerage firm. These receipts represent unmatured interest coupons that have been separated ("stripped") by a custodian bank or investment brokerage firm. These custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government or its agencies or instrumentalities. For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

Mortgage-Backed and Asset-Backed Securities

         The Funds may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These include collateralized mortgage obligations ("CMOs") and various "stripped" mortgage-backed securities ("SMBS"). CMOs are issued in multiple classes, each with a specified fixed or adjustable interest rate and final maturity date. Principal payments may be made to the various classes in either a sequential order or simultaneously. SMBS typically are issued in two classes, with one receiving only interest payments from a pool of mortgage loans ("IOs") and the other receiving only principal payments ("POs"). The Funds may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

         Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Interest Rate, Mortgage and Currency Swaps and Interest Rate Caps and Floors

         The Fixed Income Funds may enter into interest rate, mortgage and currency swaps for hedging and non-hedging purposes. The Funds may also enter into other types of interest rate swap arrangements such as caps and floors. A Fund will typically use interest rate swaps to adjust the effective duration of its portfolio, to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a future date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. In a typical cap or floor arrangement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. Since interest rate and currency swaps and interest rate caps and floors are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their hedged portfolio investments and their interest rate and currency swap positions.

         The Funds will enter into interest rate, mortgage and currency swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, mortgage swap, and interest rate caps and floors, will be accrued on a daily basis, and an amount of cash or high grade debt securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account, which will be marked to market daily, by the Fund's custodian. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations and the Funds will segregate, in an account maintained by the Funds' custodian, an amount of cash or high grade debt securities having an aggregate net asset value equal to the entire amount at risk in a currency swap.

         The use of interest rate, mortgage and currency swaps and interest rate caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of a Fund will be less favorable than it would have been if these investment techniques were not used.

Convertible Securities and Preferred Stocks

         Subject to their investment policies, the Funds may invest in convertible securities, which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating a convertible security, the Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which each Fund may invest are subject to the same rating criteria as the Fund's investments in non-convertible securities.

Diversification

         Each of the Fixed Income Funds is "non-diversified" under the 1940 Act. Accordingly, they are subject only to certain federal tax diversification requirements and to the policies adopted by the Adviser. With respect to 50% of its total assets, each Fixed Income Fund may invest up to 25% of its total assets in the securities of any one issuer (except that this limitation does not apply to U.S. Government securities). With respect to the remaining 50% of its total assets, a Fixed Income Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities) nor acquire more than 10% of the outstanding voting securities of any issuer. These federal tax diversification requirements apply only at taxable quarter-ends. To the extent that a Fixed Income Fund does not meet standards for being "diversified" under the 1940 Act, it will be more susceptible to developments affecting any single issuer of portfolio securities.

Temporary Defensive Investments

         For temporary defensive purposes, each of the Funds may invest all or part of its portfolio in U.S. or Canadian currencies, U.S. Government securities maturing within one year (including repurchase agreements collateralized by such securities), commercial paper of U.S. or foreign issuers, and cash equivalents.

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by U.S. or foreign corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic or foreign issuers. Each Fund may also invest in commercial paper which at the date of investment is rated at least A-2 by Standard & Poor's or P-2 by Moody's, or their equivalent ratings, or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which are rated, at the time of purchase, A or better by Standard & Poor's or Moody's, or their equivalents, and other debt instruments, including unrated instruments, not specifically described if such instruments are deemed by the Adviser to be of comparable quality.

         Cash equivalents include obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of US$ 100 million. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. A Fund will invest in the obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks only when the Adviser determines that the credit risk with respect to the instrument is minimal.

Additional Investment Techniques

         Mortgage Dollar Rolls. The Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls. The value of a Fund's outstanding rolls, together with the amount of any other borrowings, will not exceed one-third of the Fund's total assets.

         When-Issued Securities and Forward Commitments. Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Fund purchases securities on a forward commitment or when-issued basis, the Fund's custodian will maintain in a segregated account liquid, high grade debt securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitment.

         Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. These transactions must be fully collateralized at all times, but they involve some credit risk to a Fund if the other party defaults on its obligations and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with U.S. or foreign banks having total assets of at least US$ 100 million (or its foreign currency equivalent).

         Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with banks and domestic broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Each Fund will deposit cash or cash equivalents or a combination of both in a segregated account, which will be marked to market daily, with its custodian equal in value to its obligations with respect to reverse repurchase agreements. Reverse repurchase agreements are considered borrowings, and as such are subject to the limitations on borrowings by the Funds.

         Restricted and Illiquid Securities. Each Fund will not invest more than 15% of its net assets in illiquid securities, which include repurchase agreements and fixed time deposits maturing in more than seven days and securities that are not readily marketable. In addition, each Fund will not invest more than 5% of its net assets in securities that are not registered in reliance on the exemption for non-public offerings ("restricted securities") under the Securities Act of 1933 (the "1933 Act"). However, this restriction does not apply to restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act or to securities purchased in accordance with Regulation S under the 1933 Act.

         Lending Securities. For the purpose of realizing income, each Fund may lend to broker-dealers portfolio securities amounting to not more than 33 1/3% of its total assets taken at current value. These transactions must be fully collateralized at all times but involve some credit risk to a Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

         Other Investment Companies. Each Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. A Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.


                       ADDITIONAL INVESTMENT INFORMATION

Investment Restrictions

         Each Fund has adopted certain fundamental investment restrictions which are described in detail in the Statement of Additional Information. Those investment restrictions designated as fundamental in the Statement of Additional Information can be changed only with shareholder approval. Each Fund's investment objective and all other investment restrictions and policies are nonfundamental and can be changed by the Board of Trustees of the Trust at any time without shareholder approval.

         Each Fund has fundamental investment restrictions with respect to borrowing, lending, diversification of investments, senior securities, pledging of assets, underwriting, real estate investments and commodities. See "Investment Restrictions" in the Statement of Additional Information.

Portfolio Transactions

         The Adviser is responsible for making specific decisions to buy and sell portfolio securities for the Funds. The Adviser is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers' charges. The Funds generally purchase and sell foreign securities in foreign countries, since the best available market for foreign securities is often on foreign markets. In transactions on foreign markets, brokerage commissions generally are fixed and are often higher than in the United States where commissions are negotiated. In the over-the-counter markets, securities generally are traded on a net basis with the dealers acting as principal for their own accounts without a stated commission.

         The primary consideration in selecting broker-dealers to execute portfolio security transactions is the execution of such portfolio transactions at the most favorable prices. Consideration may also be given to the broker-dealer's sale of shares of the Funds. Subject to this requirement and the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser. Higher commissions may be paid to broker-dealers that provide research services. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information for a more detailed discussion of portfolio transactions. The Trustees will periodically review each Fund's portfolio transactions.

         Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining the most favorable price, the Adviser may place securities transactions with brokers with whom it is affiliated. No Fund will effect principal transactions with an affiliated broker.

Portfolio Turnover

         It is estimated that, under normal circumstances, the portfolio turnover rate of each of the Equity Funds will not exceed 150%. It is estimated that, under normal circumstances, the portfolio turnover rate of each of the Fixed Income Funds will not exceed 200%. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund and may, under some circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.


                            MANAGEMENT OF THE FUNDS

         The Board of Trustees of the Trust is responsible for the overall supervision and management of the Funds. The day-to-day operations of the Funds, including investment decisions, have been delegated to the Adviser. The Statement of Additional Information contains general background information regarding each Trustee and executive officer of the Trust.

The Adviser

         MGIS, located at 20 Finsbury Circus, London, England, acts as investment adviser to each Fund pursuant to the terms of an investment advisory contract between the Trust, on behalf of each Fund, and MGIS (the "Advisory Contract"). MGIS is registered as an investment adviser with the Commission and provides a full range of international investment advisory services to institutional clients. All of the outstanding voting stock of MGIS is owned by Morgan Grenfell Asset Management, Ltd. ("MGAM"), which is a wholly-owned subsidiary of Deutsche Morgan Grenfell Group plc. Deutsche Morgan Grenfell Group plc is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As of September 30, 1995, MGIS managed approximately $12.3 billion in assets.


         Under its Advisory Agreement with the Trust, the Adviser manages each Fund's business and investment affairs. For these services, the Adviser is entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

                                                                   Annual Rate
                                                                   -----------
Morgan Grenfell International Equity Fund                             0.70%
Morgan Grenfell Global Equity Fund                                    0.70%
Morgan Grenfell European Equity Fund                                  0.70%
Morgan Grenfell Pacific Basin Equity Fund                             0.70%
Morgan Grenfell International Small Cap Equity Fund                   1.00%
Morgan Grenfell Japanese Small Cap Equity Fund                        1.00%
Morgan Grenfell European Small Cap Equity Fund                        1.00%
Morgan Grenfell Emerging Markets Equity Fund                          1.00%
Morgan Grenfell Global Fixed Income Fund                              0.50%
Morgan Grenfell International Fixed Income Fund                       0.50%
Morgan Grenfell Emerging Markets Debt Fund                            1.50%

         As further described in "Expense Information," the Adviser has voluntarily agreed to reduce its advisory fee for each Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets. For the fiscal period ended October 31, 1994, this voluntary agreement was in effect, and Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund and Morgan Grenfell Emerging Markets Debt Fund paid advisory fees equal to 0.58%, 0.68%, 0.17% 0.04% and 0.87% of their respective average daily net assets during such period. The advisory fees to which the Adviser is entitled for International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund and Emerging Markets Debt Fund are higher than those for most mutual funds, but the Trustees believe that these fees are warranted by the resources needed to evaluate and invest in the particular markets on which these Funds focus.

         Each Fund is managed by a team of MGIS investment professionals with expertise in the region(s) and types of investments in which the Fund invests. For a description of the business experience and other credentials of each investment professional involved in managing the Funds' portfolios, see Appendix C to this Prospectus.

         The Trust, on behalf of each Fund, is responsible for all of the Fund's expenses other than those expressly assumed by the Adviser under the terms of the Advisory Agreement. The expenses borne by each Fund include the Fund's advisory fee, transfer agent fee and taxes and its proportionate share of custodian fees, expenses of issuing reports to shareholders, legal fees, auditing and tax fees, blue sky fees, fees of the Commission, insurance expenses and disinterested Trustees' fees. The Adviser has temporarily agreed, under certain circumstances, to reduce or not impose its advisory fee as described under "Expense Information." In the event that a Fund's expenses for any fiscal year exceed the limits established by certain state securities administrators, the Adviser will reduce its fee payable on behalf of such Fund by the amount of such excess, but only to the extent of the Fund's advisory fee.

Administrator and Distributor

         The Trust has entered into an Administration Agreement with SEI Financial Management Corporation ("SEI Financial Management" or the "Administrator"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

         The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, the preparation and maintenance of financial and accounting records, and the provision of the necessary office space, equipment and personnel to perform administrative and clerical functions.

         Pursuant to the Administration Agreement, SEI Financial Management receives from all series of the Trust (i.e., the Funds and the Domestic Funds) an aggregate monthly fee at the following annual rates of the aggregate average daily net assets ("aggregate assets") of such series:

         0.15% of aggregate assets under $300 million
         0.12% of next $200 million of aggregate assets
         0.10% of next $500 million of aggregate assets
         0.08% of aggregate assets exceeding $1 billion

         Each Fund pays the Administrator a minimum annual fee that equals (after a one-year phase-in period) $75,000 ($100,000 in the case of Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund and Morgan Grenfell Emerging Markets Debt Fund).

         For the fiscal period ended October 31, 1994, the Administrator received fees from Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund and Morgan Grenfell Emerging Markets Debt Fund equal to 0.14%, 0.14%, 0.14%, 0.25% and 0.20% of their respective average daily net assets.

         SEI Financial Services Company (the "Distributor"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, serves as the distributor of shares of the Funds pursuant to a Distribution Agreement with the Trust and assists in the sale of shares of the Funds upon the terms described herein.

Custodian and Transfer Agent

         The Trust has entered into a Custodian Agreement with The Northern Trust Company ("Northern Trust" or the "Custodian"), pursuant to which Northern Trust serves as custodian of the Trust's assets. The Custodian is located at Fifty South LaSalle Street, Chicago, Illinois 60675.

         DST Systems, Inc. (the "Transfer Agent"), 210 W. 10th Street, Kansas City , Missouri 64105, serves as the transfer agent of the Funds. The Transfer Agent maintains the records of each shareholder's account, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions.

                               -----------------

         Additional information regarding the services performed by the Administrator, Distributor, Custodian and Transfer Agent is provided in the Statement of Additional Information.


                               PURCHASE OF SHARES


         Shares of any Fund may be purchased on any Business Day at the net asset value next determined after receipt of the order in good order by the Transfer Agent. A "Business Day" means any day on which the New York Stock Exchange (the "NYSE") is open. There is no sales charge in connection with purchases of shares. Shareholders who invest in a Fund through a broker may be subject to transaction and/or account maintenance fees imposed by the broker (no part of which will be received by the Trust or the Adviser). Any such fees will be payable directly by the shareholder, and not by the Fund. The Trust reserves the right, in its sole discretion, to reject any purchase offer and to suspend the offering of shares.


         Payments for Fund shares must be denominated in U.S. dollars. The minimum initial investment is US$ 250,000 and subsequent investments will be accepted in any amount. The Trust reserves the right to vary the initial investment minimum and to establish minimums for additional investments at any time. In addition, the Trust may waive the minimum initial investment requirement for any investor. The Trust does not issue share certificates.

Purchases by Mail

         Shares may be purchased initially by completing the Account Application accompanying this Prospectus and mailing it, together with a check in the amount of $250,000 or more drawn on a U.S. bank payable to the appropriate Fund for each account an investor wishes to open, to:

By Regular Mail:                            By Overnight Mail:
---------------                             -----------------
Morgan Grenfell Investment Trust            Morgan Grenfell Investment Trust
P.O. Box 419165                             c/o DST Systems, Inc.
Kansas City, MO  64141-6165                 (SEI Division CT-7 Tower)
                                            210 W. 10th Street
                                            Kansas City, MO 64105

         Subsequent investments in an existing account in any Fund may be made at any time by sending to the Transfer Agent, at the above address, a check payable to the appropriate Fund, along with either (i) a subsequent order form which may be obtained from the Transfer Agent or (ii) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Investors should indicate the name of the appropriate Fund and account number on all correspondence.

Purchases by Wire

         Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of any Fund by requesting their bank to transmit funds by wire to:

                   United Missouri Bank of Kansas City, N.A.
                   ABA No. 10-10-00695
                   For:  Account Number 98-7052-395-7
                   Further Credit:  [appropriate Fund name]

The investor's name and account number must be specified in the wire. In addition, investors should be aware that some banks may charge wire fees.

         Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-407-7301 to be assigned an account number. The investor may then transmit funds by wire through the wire procedures described above. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition, investors making initial investments by wire must promptly complete the Account Application accompanying this Prospectus and forward it to the Transfer Agent at:

By Regular Mail:                            By Overnight Mail:
---------------                             -----------------
Morgan Grenfell Investment Trust            Morgan Grenfell Investment Trust
P.O. Box 419165                             c/o DST Systems, Inc.
Kansas City, MO   64141-6165                (SEI Division CT-7 Tower)
                                            210 W. 10th Street
                                            Kansas City, MO 64105

         Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number.

Reports to Shareholders and Confirmations

         Shareholders of each Fund receive an annual report containing audited financial statements and a semiannual report. All transactions in shares of a Fund and dividends and distributions paid by a Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.
Shareholders with inquiries regarding a Fund may call Morgan Grenfell Investment Trust at 1-800-814-3401 or write to Morgan Grenfell Investment Trust at P.O. Box 419165, Kansas City, MO 64141-6165.

Exchange Privilege

         The Funds provide a telephone exchange privilege and a written exchange privilege. Shares of a Fund may be exchanged in amounts as low as $50,000 for shares of any other Fund or any Domestic Fund. A shareholder should obtain and read the prospectus relating to a Domestic Fund and consider its investment objective, policies and fees before making an exchange into that Fund. Exchanges will be permitted only in those states in which the relevant fund is available for sale. If a shareholder elects the telephone exchange privilege on the Account Application, the shareholder will be able to effect the exchange of shares in its account in one Fund for shares in any other Fund described in this Prospectus by telephone, as long as all accounts are identically registered. A shareholder can exchange shares by telephone by calling 1-800-407-7301 before 4:00 p.m., Eastern time, on any Business Day. Shares exchanged will be valued at their respective net asset values next determined after the telephone exchange request is received. Neither the Funds nor their agents will be liable for any loss incurred by a shareholder as a result of following instructions communicated by telephone that they reasonably believe to be genuine. To confirm that telephone exchange requests are genuine, the Funds will employ reasonable procedures such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests. If a Fund does not employ such reasonable procedures, it may be liable for any loss incurred by a shareholder due to a fraudulent or other unauthorized telephone exchange request. The Funds reserve the right to refuse any request made by any shareholder.

         In addition to using the telephone exchange privilege, shareholders in any of the Funds may exchange their shares for shares in any other Fund by submitting a written request, in proper form, to the Transfer Agent. Shares exchanged in this manner will be valued at their respective net asset values next determined after the receipt of the written exchange request.

         An exchange is treated as a sale of the shares exchanged and, therefore, may produce a gain or loss to the shareholder that is recognizable for tax purposes. Investors will receive 60 days written notice prior to any change in a Fund's exchange procedures.


                              REDEMPTION OF SHARES

How To Redeem

         Shareholders may redeem shares of a Fund without charge upon request on any Business Day by placing redemption requests with the Transfer Agent prior to 4:00 p.m., Eastern Time. Shares are redeemed at the net asset value next determined after receipt of the redemption request by the Transfer Agent. Redemption requests may be made by telephoning Morgan Grenfell Investment Trust at 1-800-407-7301 or by a written request addressed to the Transfer Agent in accordance with the procedures set forth below. A written request must specify the number of shares to be redeemed, the Fund from which shares are being redeemed, the account number, payment instructions and the exact registration on the account. Signatures must be guaranteed in accordance with the procedures set forth below under "Payment of Redemption Proceeds." A shareholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Application. In order to verify the authenticity of telephone redemption requests, the Transfer Agent's telephone representatives will request that the caller provide certain information unique to the account. If the caller is unable to provide this information, telephone redemption requests will not be processed and the redemption will have to be completed by mail. As long as the Transfer Agent's telephone representatives comply with the procedures described above, neither the Trust nor the Transfer Agent will be liable for any losses due to fraudulent or unauthorized transactions. Finally, it may be difficult to implement telephone redemptions in times of drastic economic or market changes.

         Shareholders may request that redemption payments be made by Federal Reserve Wire. The Custodian will deduct a wire charge (currently $10.00) from redemption payments made by Federal Reserve wire. Shareholders cannot redeem shares of any Fund by Federal Reserve wire on Federal holidays restricting wire transfers. There is no charge for Automated Clearing House wire transactions; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

         Payment of a redemption request will normally be made within seven days after receipt of the appropriate redemption request documents, including any additional documentation that may be required by the Transfer Agent in order to establish that a redemption request has been properly authorized. In addition, the payment of redemption proceeds for shares of a Fund recently purchased by check will be delayed for up to 15 days until the check has cleared.

Payment of Redemption Proceeds

         Redemption proceeds ordinarily will be wired to the bank account designated on the Account Application, unless payment by check has been requested. For redemption requests received by the Transfer Agent by 4:00 p.m., Eastern time, redemption proceeds ordinarily will be wired the next Business Day. Shares subject to such requests will earn dividends on the day the request is received. After a wire has been initiated by the Transfer Agent, neither the Transfer Agent nor the Trust assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

         A shareholder may change the bank designated to receive redemption proceeds by providing written notice to the Transfer Agent which has been signed by the shareholder or its authorized representative. This signature must be guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies standards established by the Transfer Agent. The Transfer Agent may also require additional documentation in connection with a request to change a designated bank.

         If the Board of Trustees determines that it is appropriate in order to protect the best interests of a Fund and its shareholders, the Fund, under the limited circumstances described below, may satisfy all or part of a redemption request by delivering portfolio securities to a redeeming investor. However, the Trust, on behalf of each Fund, has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Only redemptions in excess of this limit may be paid in kind. In-kind payments would not have to constitute a cross-section of a Fund's portfolio. Investors receiving redemption payment in portfolio securities will not have eliminated their investment exposure by their redemption as would investors receiving their redemption payment in cash. Instead these investors will be subject to risks inherent in owning such securities, including market value and currency fluctuations, difficulties in selling securities in particular markets and repatriating the sales proceeds, and the political and other risks described under "Description of Securities and Investment Techniques and Related Risks - Foreign Securities." In addition, a shareholder generally will incur additional expenses, such as brokerage commissions and currency conversion fees or expenses, on the sale or other disposition of securities received from a Fund. Any portfolio securities paid or distributed to a redeeming shareholder would be valued as described under "Net Asset Value."


                                NET ASSET VALUE

         The net asset value per share of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on each Business Day. The net asset value of each Fund's shares is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares of the Fund.

         For purposes of calculating each Fund's net asset value per share, equity securities traded on a recognized foreign or U.S. securities exchange are valued at their last sale price on the principal exchange on which they are traded on the valuation day prior to the time of valuation or, if no sale prior to the time of valuation occurs, at the bid price. Unlisted equity securities for which current market quotations are readily available are valued at their most recent bid price prior to the time of valuation. Debt securities and other fixed-income investments owned by the Funds are valued at prices supplied by independent pricing agents selected by the Board of Trustees, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which does not take into account unrealized gains or losses on portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by the amortized cost method, may be higher or lower than the price a Fund would receive if the Fund sold the security. Other assets and assets whose market value does not, in the opinion of the Adviser, reflect fair value are valued at fair value using methods determined in good faith by the Board of Trustees.

         Certain portfolio securities held by each Fund are listed on foreign exchanges which trade at times and on days when the NYSE is closed. As a result, the net asset value of each Fund may be significantly affected by such trading at times and on days when shareholders have no ability to redeem shares of the Fund.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gain, if any, at least annually. Each Fund also distributes at least annually substantially all of its realized net long-term capital gain, if any, which it realizes for each taxable year and may make distributions at any other times when necessary to satisfy applicable tax requirements. Capital losses, including any capital loss carryovers from prior years, are taken into account in determining the amounts of short-term and long-term capital gains to be distributed. From time to time, a portion of a Fund's distributions may constitute a return of capital for tax purposes. Dividends and distributions are made in additional shares of the same Fund or, at the shareholder's election, in cash. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to the Transfer Agent. If no election is made, all dividends and capital gain distributions will be reinvested.

Taxes

         Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify for such treatment for each taxable year. To qualify as a regulated investment company, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income or net realized capital gain that is distributed to its shareholders in accordance with certain timing requirements of the Code.

         Dividends paid by a Fund from its net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income. Dividends paid by a Fund from any excess of net long-term capital gain over net short-term capital loss will be taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held its shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions declared in October, November or December and paid in January of the following year are taxable to shareholders as if received on December 31 of the year in which they are declared. Shareholders will be informed annually about the amount and character of distributions received from a Fund for federal income tax purposes and foreign taxes, if any, passed through to shareholders, as described below.

         Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless a current IRS Form W-8 or acceptable substitute is on file, to backup withholding on certain payments from a Fund.

         Because each Fund invests in foreign securities, it may be subject to foreign withholding or other foreign taxes on income earned on such securities (possibly including, in some cases, capital gains). In any year in which any of the Funds qualifies, it may make an election that would generally permit its shareholders to take a credit or a deduction for their proportionate shares of qualified foreign income taxes paid by such Fund, subject to applicable restrictions or limitations under the Code. Each such shareholder would then treat as additional income (in addition to actual distributions) his or her proportionate share of the amount of qualified foreign income taxes paid by such Fund. For some years, a Fund may be unable or may not elect to pass such taxes and foreign tax credits and deductions with respect to such taxes through to its shareholders.

         Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

         Redemptions and exchanges of shares are taxable events on which a shareholder may recognize a gain or loss.

         In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on dividends, capital gain distributions, or the proceeds of redemptions or exchanges. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent distributions of a Fund are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government Securities provided in some states that certain thresholds for holdings of U.S. Government Securities and/or reporting requirements are satisfied. Shareholders should consult their tax advisors regarding specific questions about federal, state, local or foreign taxes and special rules that may be applicable to certain classes of investors, such as retirement plans, financial institutions, tax-exempt entities, insurance companies and non-U.S. persons.


                      ORGANIZATION AND SHARES OF THE TRUST

         The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the eleven Funds described in this Prospectus and six additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have not authorized the issuance of any classes of shares of the Funds.

         As of October 11, 1995, the Allied Signal Inc. Master Pension Trust owned beneficially 30.19% of the outstanding shares of the International Small Cap Equity Fund, the Archdiocese of Detroit owned beneficially 32.53% of the outstanding shares of the International Fixed Income Fund, IBM Retirement Plan Trust owned beneficially 32.29% of the outstanding shares of the Emerging Markets Debt Fund, TRW Master Trust Retirement Plan owned beneficially 76.45% of the outstanding shares of the European Small Cap Equity Fund, the Public Employees' Retirement Association owned beneficially

31.83% of the outstanding shares of the Emerging Markets Equity Fund and Morgan Grenfell Capital Management, Inc. owned beneficially 99.95% of the outstanding shares of the International Equity Fund.

         Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares of the Funds are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of the Funds entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

         Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

         Certain of the Trustees and officers of the Trust reside outside the United States, and substantially all the assets of these persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon these persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Delaware. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against these Trustees and officers predicated solely upon the federal securities laws. See "Trustees and Officers" in the Statement of Additional Information.

         As of the date of this Prospectus, the Administrator owned 100% of the outstanding shares of each Fund other than International Small Cap Equity Fund, Global Fixed Income Fund, Emerging Markets Equity Fund, International Fixed Income Fund, Emerging Markets Debt Fund, European Small Cap Equity Fund and International Equity Fund.


                            PERFORMANCE INFORMATION

         From time to time, performance information, such as total return and yield for a Fund, may be quoted in advertisements or in communications to shareholders. A Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by the Fund during the period are assumed to be reinvested in the Fund's shares. A Fund's yield reflects a Fund's overall rate of income on portfolio investments as a percentage of the share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the net asset value per share on the last day of that period.

         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. Advertisements may also compare performance as reported for other investments, indices and averages.

         Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of Fund shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of a Fund are not at the direction or within the control of the Funds and will not be included in the Funds' calculations of total return.



               --------------------------------------------------

                                   APPENDIX A

Japan

The currency is the Japanese Yen (12/31/94: Yen 100.2 = $1). Gross Domestic Product for FY 1993 (Apr 93 - Mar 94) was Y469 trillion ($4,346 billion). The current account balance in foreign trade in FY 1993 was a surplus of $130 billion, which was 3.0% of the Gross Domestic Product. The annual rate of inflation in FY 1993 was 1.2% of the average annual rate of inflation over the last three years ending FY 1993 was 1.8%. Japan is a highly industrialized nation with a population of around 123 million people.

Total market value of shares listed on the Tokyo Stock Exchange at the end of 1993 was Y336 trillion ($3,018 billion), an increase of 12.4% from 1992. Share trading volume during 1993 totaled Y106 trillion ($954 billion), an increase of 32% compared to 1992. The Nikkei stock average, which is calculated on a formula similar to that used for the Dow Jones Industrial average in the United States, was 16,924.9, 17,417.2 and 19,723.1 for 1992, 1993 and 1994 respectively.

The Japanese economy is expected to recover in the year to March 1996, with GDP growth forecasted at 1.2%. The relatively high value of the Yen has adversely affected many of Japan's export industries but aggressive cost cutting in the manufacturing sector and the bottoming of the Yen/$ rate will herald sharp increases in corporate earnings this year. Personal consumption remains weak and the ruling Liberal Democratic / Socialist party coalition is a potential source of uncertainty but 1995 should herald a strengthening recovery in Japan's economic fortunes.

United Kingdom

The currency is the British Pound Sterling (12/31/94: BPS 0.639 = $1). Gross Domestic Product was BPS 630 billion (US$ 985 billion) in 1993. The current account balance in visible foreign trade in 1993 was a deficit of US$ 13.2 billion. The annual rate of inflation in 1992 was 3.7% and 1.6% in 1993. The average rate of inflation for the three years ending 1994 was 2.6%.

Stock market capitalization was BPS 714 billion (US$ 1,117 billion) at year end 1994. Total market volume in 1994 was BPS 600 billion (US$ 939 billion). The FT-SE 100 Index was 2,846.5, 3,418.4 and 3,065.5 at year end 1992, 1993 and 1994 respectively.

The United Kingdom economy grew strongly in 1994, driven primarily by industrial and export demand. Despite this growth, inflation remained subdued and the authorities increased interest rates from 5.5% to 6.25% in an attempt to control inflation at these historically low levels, further rate increases are expected in 1995. The governments popularity is currently at a very low ebb and the possibility of political risk being discounted by the market should not be ignored.

Hong Kong

The currency is the Hong Kong Dollar (12/31/94: HK$ 7.74 = $1). Gross Domestic Product was HK$ 851 billion (US$ 110 billion) in 1993. The current account balance in foreign trade in 1993 was a surplus of US$ 3.1 billion, which was 2.9% of Gross Domestic Product. The annual rate of inflation in 1992 was 8.5%. The average rate of inflation for the 3 years ending 1993 was 10.0%. The population of Hong Kong is 5.8 million people.

Stock market capitalization was US$ 303 billion at year end 1994. The Hang Seng Index was 5,572, 11,888 and 8,191 at year end 1992, 1993 and 1994 respectively.

The risks of investing in Hong Kong revolve around the intentions and actions of the Chinese government, as the British lease of Hong Kong will terminate in 1997. In the short-term, a slow down in China's dramatic economic growth, together with softer property prices are expected to reduce corporate earnings growth from 18% in 1994 to 15% in 1995.

Malaysia

The currency is the Malaysian Ringgit (12/31/94: MR 2.55 = $1). Gross Domestic Product was MR 165.9 billion ($63 billion) in 1993. The current account balance in foreign trade in 1992 was a deficit of $2.4 billion, which was 3.9% of Gross Domestic Product. The annual rate of inflation in 1993 was 3.6%. The average rate of inflation for the three years ending 1993 was 4.2%. The population of Malaysia is 19.5 million people.

Stock market capitalization was US$ 182 billion at year end 1994. The KL Composite Index was 644, 1,275 and 971 at year end 1992, 1993 and 1994 respectively.

Malaysia's economy is still heavily dependent on the level of commodity prices. In addition, with GDP growing at over 8%, inflationary pressures remain an area of concern. Interest rates are expected to rise over the coming months.

Germany

The currency is the Deutschmark (12/31/94: DM 1.58 = $1). Gross Domestic Product in 1993 including eastern Germany was DM 3 trillion (US$ 1.8 trillion), equivalent to US$ 22,700 per capita. The current account deficit totaled US$
21.4 billion or 1.2% of GDP in 1993 with a surplus of US$ 43 billion on trade. Inflation averaged 4.5% I 1994 (4.1% in Western Germany).

The capitalization of the German stockmarket at year end 1994 was US$ 411 billion (23% of GDP). The market is dominated by a small number of financial, engineering, chemical and auto companies.

Following a short recession in 1993, when GDP fell 1.3% (West only), driven by a collapse in business investment and exports, the German economy recovered rapidly during the following year, with consumer and business confidence rebounding in the first quarter and strengthening throughout the year. The outlook for the economy in 1995 is positive, with inflation likely to remain subdued for most of the year, aided by negative unit labor cost growth. Interest rates are unlikely to fall further, however, given capacity pressures. Consumer spending is expected to recover slowly after the initial shock of higher income taxes from January. Corporate earnings are recovering sharply, but the market remains expensive on a historical and relative basis.

France

The currency is the French Franc (12/31/94: FF 5.27 = $1). GDP was FF 7 trillion (US$ 1.3 trillion) in 1993, equivalent to 21,800 per capita. The current account showed a surplus of FF 59 billion (US$ 11 billion) in 1993.
Inflation averaged 2.1% over the year 1994.

The French stockmarket was capitalized at US$ 379 billion in 1994 (29% of GDP). The market is not heavily weighted towards any particular area, though the financial sector is relatively large.

In spite of still high real interest rates the French economy recovered rapidly from the deep recession of 1993 (when GDP fell 1.2%). Growth in 1994, estimated at 2.2%, has been broadly based. However, business investment has remained muted, while stock building has been an important element of the recovery. Forecasts for 1995 have generally been revised upwards, with consumption expected to accelerate further and business investment to recover gradually throughout the year. Inflationary pressures remain low and monetary policy is likely to continue to mirror that of the Bundesbank. The outlook for corporate earnings, as the recovery gathers way, is good. However, with some exceptions, valuations are not compelling.

Italy

The currency is the Lire (12/31/94: Lire 1,588 = $1). Gross Domestic Product in 1993 was L 1,588 trillion (US$ 990 billion), equivalent to $17,400 on a per capita basis. The current account showed a surplus of US$ 7 billion in 1993, reflecting a sizable positive balance of trade. Inflation averaged 4.5% in 1994, compared to a 5 year average of 5.7%. Government debt remains a significant burden for the economy, with a debt to GDP ratio over 100% and a budget deficit approaching 10% of GDP in 1994.

In aggregate, the Italian market was capitalized at US$ 179 billion (18% of GDP) at the end of 1994. The market remains heavily weighted towards bank and insurance companies but there is a broad representation from other sectors.

The economy continues to grow rapidly after the recession of 1993 (when GDP fell 0.7%). As in most other European economies, recovery has been driven by the extremely competitive Lire, while imports have grown less sharply, reflecting muted real disposable income growth. After a sharp fall in 1993, business investment is recovering, and in 1995 the recovery is expected to be in full swing, with all components of GDP contributing positively. Low wage growth is providing scope for further falls in inflation, though long-term interest rates will remain negatively influenced by budgetary and political concerns. Corporate earnings are recovering strongly and in 1995, aided by recovery in the domestic economy, will again show rapid growth. The valuation of the Italian market as a whole remains demanding both in an historical and in a relative context, but at the individual stock level a number of opportunities remain.

Mexico

The currency is the Mexican Nuevo Peso (12/31/94: MexP 5.08 = $1). Gross Domestic Product was US$ 362 billion in 1993. The current account balance was in deficit by US$ 23.4 billion representing 6.5% of the total Gross Domestic Product, while the fiscal account was in surplus by US$ 0.7 billion before privatization receipts. Inflation was 8.0% in 1993, having fallen from 18.8% in 1991 and from a peak of 160% in 1988.

Stock market capitalization was US$ 167 billion and the index level was 2,204 as of 12/21/94. The largest stock is Telefonos de Mexico, which makes up 19% of the market capitalization.

Mexico is in the early stages of an economic recovery program after many years of high inflation and public debt in the 1970's and 1980's. The signing of the North American Free Trade Agreement (NAFTA) is of great benefit to the Mexican economy; however, it will expose inefficient companies to increased competition.

The economy is currently going through a difficult adjustment period as reduced capital inflows and greater austerity from the government in response to the devaluation of the peso have resulted in a sharp contraction in Gross Domestic Product. However, a lower currency has given Mexican exporters a significant competetive boost and Mexico's balance of trade terms have now become positive. After a severe setback earlier in the year, the Mexican stockmarket has now shown more encouraging signs of stabilizing.

Brazil

The currency is the Brazilian Real (12/31/94: BLR 0.84698 = $1). Gross Domestic Product was US$ 456 billion in 1993. The current account balance in foreign trade was a surplus of US$ 14.3 billion in 1993, US$ 15.76 billion in 1992 and a surplus of US$ 10.59 billion in 1991. Brazil's annual rate of inflation was 2,708% in 1993, 1,158% in 1992 and 480% in 1991. Brazil's stock market was capitalized at US$ 182 billion at 12/21/94.

President Cardoso took office on January 1st following the introduction during his term as finance director of an economic program to reduce inflation through opening the economy to imports and a new dollar linked currency.
Inflation had fallen to 2.2% per month by the end of 1994 from over 50% in June.

The reforms now being implemented in Brazil come after a long period of political uncertainty surrounding the previous Government's commitment to address many of Brazil's structural economic problems.

                                   APPENDIX B

                      Description of Ratings Categories of
                      Moody's Investors Service, Inc. and
                        Standard & Poor's Ratings Group


         Moody's Investors Service, Inc. ("Moody's") describes classifications of fixed income securities (not including commercial paper) as follows:

         Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


         Standard & Poor's Ratings Group ("Standard & Poor's") describes classifications of fixed income securities (not including commercial paper) as follows:

         AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from the AAA issues only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                   APPENDIX C

                         PORTFOLIO MANAGER INFORMATION



Funds                                                       Portfolio Managers
-----                                                       ------------------
Morgan Grenfell International Equity Fund                   Patrick Disney
                                                            Jeremy Lodwick

Morgan Grenfell Global Equity Fund                          Patrick Disney
                                                            William Thomas

Morgan Grenfell European Equity Fund                        Julian Johnston
                                                            Michael Wheatley

Morgan Grenfell Pacific Basin Equity Fund                   William Thomas
                                                            Graham Bamping

Morgan Grenfell International Small Cap Equity Fund         Graham Bamping
                                                            Richard Curling

Morgan Grenfell Japanese Small Cap Equity Fund              James Pulsford


Morgan Grenfell European Small Cap Equity Fund              Richard Curling
                                                            Christopher Turner

Morgan Grenfell Emerging Markets Equity Fund                Richard Lamb
                                                            Christopher Getley

Morgan Grenfell Global Fixed Income Fund                    Ian Kelson
                                                            Martin Hall

Morgan Grenfell International Fixed Income Fund             Ian Kelson
                                                            Martin Hall

Morgan Grenfell Emerging Markets Debt Fund                  Simon Treacher

Portfolio Manager                      Expertise                             Professional Experience
-----------------                      ---------                             -----------------------
Graham Bamping                         Pacific Basin Equity Markets          Director, Morgan Grenfell
                                                                             Investment Services ("MGIS") (since
                                                                             1987); Portfolio Manager, Pacific
                                                                             Basin (since 1989); Portfolio
                                                                             Manager, Singapore (1981-83);
                                                                             Research, Far East (1980-81);
                                                                             Research, UK (1978-80).

Richard Curling                        UK Equity Markets, Small              Member, UK Fund Management Team,
                                       Capitalization Companies              MGIS (since 1986); UK Equity
                                                                             Analyst, MGAM (since 1982).

Patrick Disney                         EAFE(R)                               Markets Managing Director, MGIS
                                                                             (since 1988); Director, MGIS
                                                                             (1987-88); EAFE(R) Team (since 1981).

Christopher Getley                     Latin American Equity Markets         MGIS (since 1987); Mexican,
                                                                             Portfolio Manager Brazilian and
                                                                             Argentinian Team (since 1989);
                                                                             Australian and Canadian Team
                                                                             (1987-89).

Martin Hall                            European Bond Markets                 MGIS, Fixed Income Team (since 1988);
                                                                             Bank of England (UK monetary policy)
                                                                             (1982-88).

Julian Johnston                        European Equity Markets               Director, MGIS (since 1988);
                                                                             Fidelity International (1984-88);
                                                                             James Capel & Co. (1979-84).

Ian Kelson                             Fixed Income Markets                  Director, MGIS (since 1988); Chief
                                                                             Investment Officer, MGIS Fixed
                                                                             Income (since 1989); Portfolio
                                                                             Manager, Bank of America
                                                                             (multi-currency accounts) (1981-85).

Portfolio Manager                      Expertise                             Professional Experience
-----------------                      ---------                             -----------------------
Richard Lamb                           Latin American Markets                MGIS (since 1993); Rothschild Asset
                                                                             Management (The Chile Fund and Five
                                                                             Arrows Fund) (1988-93); Portfolio
                                                                             Manager, Berkeley Govett and Samual
                                                                             Montagu (1981-88).

Jeremy Lodwick                         European Equity Markets               Director MGIS (since 1994);
                                                                             Portfolio Manager MGIS (1992-1994);
                                                                             Vice President MGCM (1986-1991);MIM
                                                                             Britannia Ltd (1985-1986); Samuel
                                                                             Montagu & Co. (1984-1985).

James Pulsford                         Japanese Markets                      Portfolio Manager, Japanese
                                                                             Markets, MGIS (since 1987); UK
                                                                             research (since 1984).

William Thomas                         Japanese Markets                      Director, MGIS (since 1988);
                                                                             Portfolio Manager, MGIS (technology
                                                                             investments) (1984-88); Director,
                                                                             Extel (UK computing services
                                                                             company) (1971-79).

Simon Treacher                         Emerging Markets                      MGIS (since 1994); Portfolio
                                                                             Manager, Prudential Portfolio
                                                                             Managers (1992-1993); Portfolio
                                                                             Manager, Worldinvest Ltd.
                                                                             (1978-1992); Portfolio Manager,
                                                                             Bankers Trust Co. (1984-1987);
                                                                             National Westminster Bank
                                                                             (1980-1984)

Christopher Turner                     European Equity Markets               Fund Manager, MGIS (since 1993) and
                                                                             Morgan Grenfell Intl. Funds
                                                                             Management Ltd. (since 1991);
                                                                             Analyst and Fund Manager, Equity &
                                                                             Law Life Assurance (since 1986).

                                   APPENDIX D

                         TAX CERTIFICATION INSTRUCTIONS


         Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications in Section H or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

         For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minor's Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS.

         Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and write "exempt" after their signature in section H of the application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see IRC 1441, and 1442 and 3406 and/or consult your tax adviser.

                        Morgan Grenfell Investment Trust
                                885 Third Avenue
                            New York, New York 10022

                               Investment Adviser
                  Morgan Grenfell Investment Services Limited
                               20 Finsbury Circus
                            London, England EC2M 1NB

                         Administrator and Shareholder
                                Servicing Agent
                      SEI Financial Management Corporation
                            680 East Swedesford Road
                         Wayne, Pennsylvania 19087-1658

                                  Distributor
                         SEI Financial Services Company
                            680 East Swedesford Road
                         Wayne, Pennsylvania 19087-1658

                                   Custodian
                           The Northern Trust Company
                           Fifty South LaSalle Street
                            Chicago, Illinois 60675

                                 Transfer Agent
                               DST Systems, Inc.
                            SEI Division CT-7 Tower
                               210 W. 10th Street
                          Kansas City, Missouri 64105

                            Independent Accountants
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

                                 Legal Counsel
                                 Hale and Dorr
                                60 State Street
                          Boston, Massachusetts 02109

                              Service Information
           Existing accounts, new accounts, prospectuses, Statements
                  of Additional Information applications, and
                        service forms - 1-800-814-3401

                      Telephone Exchanges - 1-800-407-7301

                          Share Price and Performance
                          Information - 1-800-814-3401